EXHIBIT 4.5




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                                    INDENTURE

                                     BETWEEN

                                   ALLOY, INC.

                                       AND

                      DEUTSCHE BANK TRUST COMPANY AMERICAS

                                   AS TRUSTEE

                  5.375% CONVERTIBLE SENIOR DEBENTURES DUE 2023

                            DATED AS OF JULY 23, 2003


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





                             CROSS REFERENCE TABLE*


Trust Indenture                                                                                    Indenture
Act Section                                                                                          Section
-----------                                                                                          -------

310(a)(1)..............................................................................                 5.11
     (a)(2)............................................................................                 5.11
     (a)(3)............................................................................                  n/a
     (a)(4)............................................................................                  n/a
     (a)(5)............................................................................                 5.11
     (b)...............................................................................            5.3; 5.11
     (c)...............................................................................                  n/a

311(a).................................................................................                 5.12
     (b)...............................................................................                 5.12
     (c)...............................................................................                  n/a

312(a).................................................................................                  2.5
     (b)...............................................................................                 13.3
     (c)...............................................................................                 13.3

313(a).................................................................................                  5.7
     (b)(1)............................................................................                  n/a
     (b)(2)............................................................................                  5.7
     (c)...............................................................................            5.7; 13.2
     (d)...............................................................................                  5.7

314(a)(1), (2), (3)....................................................................            9.4; 13.2
     (a)(4)............................................................................            9.5; 13.6
     (b)...............................................................................                  n/a
     (c)(1)............................................................................                 13.5
     (c)(2)............................................................................                 13.5
     (c)(3)............................................................................                  n/a
     (d)...............................................................................                  n/a
     (e)...............................................................................                 13.6
     (f)...............................................................................                  n/a

315(a).................................................................................               5.1(a)
     (b)...............................................................................            5.6; 13.2
     (c)...............................................................................               5.1(b)
     (d)...............................................................................               5.1(c)
     (e)...............................................................................                 4.14


316(a)(last sentence)..................................................................             2.9, 7.2
     (a)(1)(A).........................................................................                  4.5
     (a)(1)(B).........................................................................                  4.4
     (a)(2)............................................................................                  n/a
     (b)...............................................................................                  4.7
     (c)...............................................................................                  7.4

317(a)(1)..............................................................................                  4.8
     (a)(2)............................................................................                  4.9
     (b)...............................................................................                  2.6

318(a).................................................................................                 13.1
     (b)...............................................................................                  n/a
     (c)...............................................................................                 13.1

---------------
"n/a" means not applicable.

*This Cross Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS


                                                                                                     PAGE

ARTICLE 1            DEFINITIONS AND INCORPORATION BY REFERENCE.........................................7

         Section 1.1.          Definitions..............................................................7

         Section 1.2.          Incorporation by Reference of Trust Indenture Act.......................16

         Section 1.3.          Rules of Construction...................................................17

ARTICLE 2            THE SECURITIES....................................................................17

         Section 2.1.          Title and Terms.........................................................17

         Section 2.2.          Form of Securities......................................................19

         Section 2.3.          Global Security Legend..................................................20

         Section 2.4.          Execution, Authentication, Delivery and Dating of the Securities........21

         Section 2.5.          Registrar and Paying Agent..............................................21

         Section 2.6.          Paying Agent to Hold Assets in Trust....................................22

         Section 2.7.          General Provisions Relating to Registration, Transfer and Exchange......23

         Section 2.8.          Book-Entry Provisions for the Global Securities.........................24

         Section 2.9.          Holder Lists............................................................25

         Section 2.10.         Persons Deemed Owners...................................................25

         Section 2.11.         Mutilated, Destroyed, Lost or Stolen Securities.........................26

         Section 2.12.         Treasury Securities.....................................................27

         Section 2.13.         Temporary Securities....................................................27

         Section 2.14.         Cancellation............................................................27

         Section 2.15.         CUSIP Numbers...........................................................28

         Section 2.16.         Defaulted Interest......................................................28

ARTICLE 3            DISCHARGE OF INDENTURE............................................................28

         Section 3.1.          Discharge of Liability on Securities....................................28

         Section 3.2.          Repayment to the Company................................................29

ARTICLE 4            DEFAULTS AND REMEDIES.............................................................29

         Section 4.1.          Events of Default.......................................................29

         Section 4.2.          Acceleration of Maturity; Rescission and Annulment......................31

         Section 4.3.          Other Remedies..........................................................32

                                TABLE OF CONTENTS
                                   (CONTINUED)


                                                                                                     PAGE


         Section 4.4.          Waiver of Past Defaults.................................................32

         Section 4.5.          Control by Majority.....................................................33

         Section 4.6.          Limitation on Suit......................................................33

         Section 4.7.          Unconditional Rights of Holders to Receive Payment and to Convert.......34

         Section 4.8.          Collection of Indebtedness and Suits for Enforcement by the Trustee.....34

         Section 4.9.          Trustee May File Proofs of Claim........................................35

         Section 4.10.         Restoration of Rights and Remedies......................................36

         Section 4.11.         Rights and Remedies Cumulative..........................................36

         Section 4.12.         Delay or Omission Not Waiver............................................36

         Section 4.13.         Priorities..............................................................36

         Section 4.14.         Undertaking for Costs...................................................37

         Section 4.15.         Waiver of Stay or Extension Laws........................................37

ARTICLE 5            THE TRUSTEE.......................................................................37

         Section 5.1.          Certain Duties and Responsibilities.....................................37

         Section 5.2.          Certain Rights of Trustee...............................................39

         Section 5.3.          Individual Rights of Trustee............................................40

         Section 5.4.          Money Held in Trust.....................................................40

         Section 5.5.          Trustee's Disclaimer....................................................40

         Section 5.6.          Notice of Defaults......................................................41

         Section 5.7.          Reports by Trustee to Holders...........................................41

         Section 5.8.          Compensation and Indemnification........................................41

         Section 5.9.          Replacement of Trustee..................................................42

         Section 5.10.         Successor Trustee by Merger, Etc........................................43

         Section 5.11.         Corporate Trustee Required; Eligibility.................................43

         Section 5.12.         Collection of Claims Against the Company................................43

ARTICLE 6            CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE..............................44

                                TABLE OF CONTENTS
                                   (CONTINUED)


                                                                                                     PAGE

         Section 6.1.          Company May Consolidate, Etc., Only on Certain Terms....................44

         Section 6.2.          Successor Corporation Substituted.......................................44

ARTICLE 7            AMENDMENTS, SUPPLEMENTS AND WAIVERS...............................................45

         Section 7.1.          Without Consent of Holders of Securities................................45

         Section 7.2.          With Consent of Holders of Securities...................................46

         Section 7.3.          Compliance with Trust Indenture Act.....................................47

         Section 7.4.          Revocation of Consents and Effect of Consents or Votes..................47

         Section 7.5.          Notation on or Exchange of Securities...................................48

         Section 7.6.          Trustee to Sign Amendment, Etc..........................................48

ARTICLE 8            MEETING OF HOLDERS OF SECURITIES..................................................48

         Section 8.1.          Purposes for Which Meetings May Be Called...............................48

         Section 8.2.          Call Notice and Place of Meetings.......................................48

         Section 8.3.          Persons Entitled to Vote at Meetings....................................49

         Section 8.4.          Quorum; Action..........................................................49

         Section 8.5.          Determination of Voting Rights; Conduct and Adjournment of Meetings.....50

         Section 8.6.          Counting Votes and Recording Action of Meetings.........................51

ARTICLE 9            COVENANTS.........................................................................51

         Section 9.1.          Payment of Principal, Redemption Price, Change of Control Purchase
                               Price and Interest......................................................51

         Section 9.2.          Maintenance of Offices or Agencies......................................51

         Section 9.3.          Corporate Existence.....................................................52

         Section 9.4.          Reports.................................................................52

         Section 9.5.          Compliance Certificate..................................................53

ARTICLE 10           REDEMPTION OF SECURITIES..........................................................53

         Section 10.1.         Optional Redemption.....................................................53

         Section 10.2.         Notice to Trustee.......................................................54

         Section 10.3.         Selection of Securities to Be Redeemed..................................54

                                TABLE OF CONTENTS
                                   (CONTINUED)


                                                                                                     PAGE


         Section 10.4.         Notice of Redemption....................................................55

         Section 10.5.         Effect of Notice of Redemption..........................................55

         Section 10.6.         Deposit and Payment of Redemption Price.................................56

         Section 10.7.         Securities Redeemed in Part.............................................56

ARTICLE 11           PURCHASE AT THE OPTION OF A HOLDER UPON
                     SPECIFIC REPURCHASE DATES OR A CHANGE OF CONTROL..................................57

         Section 11.1.         Purchase Right..........................................................57

         Section 11.2.         Repurchase Event Notice.................................................58

         Section 11.3.         Delivery of Repurchase Election Form; Form of Repurchase Election
                               Form; Withdrawal of Repurchase Election Form............................59

         Section 11.4.         Exercise of Purchase Rights.............................................60

         Section 11.5.         Deposit and Payment of the Purchase Price...............................61

         Section 11.6.         Effect of Delivery of Change of Control Purchase Notice and Purchase....62

         Section 11.7.         Physical Securities Purchased in Part...................................62
         Section 11.8.         Covenant to Comply With Securities Laws Upon Purchase of Securities.....62

         Section 11.9.         Repayment to the Company................................................62

ARTICLE 12           CONVERSION OF SECURITIES..........................................................63

         Section 12.1.         Conversion Right; Expiration of Conversion Right; Conversion Price......63

         Section 12.2.         Exercise of Conversion Right............................................65

         Section 12.3.         Fractions of Shares.....................................................67

         Section 12.4.         Adjustment of Conversion Price..........................................67

         Section 12.5.         Notice of Adjustments of Conversion Price...............................77

         Section 12.6.         Notice Prior to Certain Actions.........................................78

         Section 12.7.         Company to Reserve Common Stock.........................................79

         Section 12.8.         Common Stock to be Fully Paid and Nonassessable.........................79

         Section 12.9.         Taxes on Conversions....................................................79

                                TABLE OF CONTENTS
                                   (CONTINUED)


                                                                                                     PAGE


         Section 12.10.        Cancellation of Converted Securities....................................79

         Section 12.11.        Effect of Reclassification, Consolidation, Merger or Sale...............80

         Section 12.12.        Responsibility of Trustee for Conversion Provisions.....................81

ARTICLE 13           OTHER PROVISIONS OF GENERAL APPLICATION...........................................81

         Section 13.1.         Trust Indenture Act Controls............................................82

         Section 13.2.         Notices.................................................................82

         Section 13.3.         Communication by Holders with Other Holders.............................83

         Section 13.4.         Acts of Holders of Securities...........................................83

         Section 13.5.         Certificate and Opinion as to Conditions Precedent......................84

         Section 13.6.         Statements Required in Certificate or Opinion...........................84

         Section 13.7.         Effect of Headings and Table of Contents................................85

         Section 13.8.         Successors and Assigns..................................................85

         Section 13.9.         Separability Clause.....................................................85

         Section 13.10.        Benefits of Indenture...................................................85

         Section 13.11.        Governing Law...........................................................85

         Section 13.12.        Counterparts............................................................85

         Section 13.13.        Legal Holidays..........................................................86

         Section 13.14.        Recourse Against Others.................................................86

EXHIBITS

EXHIBIT A:                 Form of Global Security.....................................................A-1
EXHIBIT B:                 Form of Certificated Security...............................................B-1
EXHIBIT D:                 Form of Transfer Certificate................................................C-1
EXHIBIT D:                 Form of Conversion Notice...................................................D-1
EXHIBIT E:                 Form of Repurchase Election Form............................................E-1

                  INDENTURE, dated as of July 23, 2003 (this "INDENTURE"), between ALLOY, INC., a corporation duly organized and existing under the laws of the State of Delaware, having its principal office at 151 West 26th Street, 11th Floor, New York, NY 10001 (the "COMPANY") and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as Trustee (the "TRUSTEE"), having its principal corporate trust office at Deutsche Bank Trust Company Americas, Corporate Trust & Agency Services, 60 Wall Street, 27th Floor, New York, NY 10005.

                             RECITALS OF THE COMPANY

                  The Company has duly authorized the creation of an issue of its 5.375% Convertible Senior Debentures due 2023 (the "SECURITIES") having the terms, tenor, amount and other provisions hereinafter set forth, and, to provide therefor, the Company has duly authorized the execution and delivery of this Indenture.

                  All things necessary to make the Securities, when the Securities are duly executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid and binding agreement of the Company, in accordance with their and its terms, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders (as defined below) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

                  SECTION 1.1 DEFINITIONS.

                  For all purposes of this Indenture and the Securities, the following terms are defined as follows:

                  "144A GLOBAL SECURITY" means a permanent Global Security in the form of the Security attached hereto as Exhibit A, and that is deposited with the Trustee as custodian for, and registered in the name of the Depositary or its nominee, representing Securities sold in reliance on Rule 144A under the Securities Act.

                  "ACT", when used with respect to any Holder of a Security, has the meaning specified in Section 13.4(a).

                   "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "APPLICABLE PROCEDURES" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, in each case to the extent applicable to such transaction and as in effect from time to time.

                  "AGENT   MEMBER"   has  the  meaning   specified   in  Section
2.12(e)(5).

                  "BANKRUPTCY LAW" means Title 11 of the U.S. Code or any similar federal or state law for the relief of debtors.

                  "BOARD OF DIRECTORS" means either the board of directors of the Company or any committee of that board empowered to act for it with respect to this Indenture.

                  "BOARD RESOLUTION" means a resolution duly adopted by the Board of Directors, a copy of which, certified by the Secretary or an Assistant Secretary of the Company to be in full force and effect on the date of such certification, shall have been delivered to the Trustee.

                  "BUSINESS DAY" when used with respect to any Place of Payment or Place of Conversion, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or Place of Conversion, as applicable, are authorized or obligated by law to close.

                  "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests (however designated) in equity of such Person, whether now outstanding or issued after the date of this Indenture, including, without limitation, all common stock and preferred stock.

                  "CERTIFICATED SECURITIES" means Securities that are in the form of the Securities attached hereto as Exhibit B.

                  "CHANGE OF CONTROL" means the occurrence of any of the following after the original issuance of the Securities when any of the following has occurred:

                  (i) the acquisition by any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2), respectively, of the Exchange
         Act) deemed to be a "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchase, merger or other acquisition transactions of shares of the Company's Capital Stock entitling such person to exercise 50% or more of the total voting power of all shares of the Company's Capital Stock entitled to vote generally in elections of directors, other than any acquisition by the Company, any of its Subsidiaries or any of its employee benefit plans (except that such person shall be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition);

                  (ii) the first day on which a majority of the members of the Board of Directors (which for purposes of this provision shall mean only the Board of Directors, and not any committee thereof) are not continuing directors;

                  (iii) any consolidation or merger of the Company with or into any other person (which for purposes of this definition has the meaning set forth in Section 13(d)(3) of the Exchange Act), any merger of another person into the Company, or any conveyance, transfer, sale, lease or other disposition of all or substantially all of the properties and assets of the Company to another person, other than in each case (x) any transaction (i) that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Capital Stock of the Company and (ii) pursuant to which holders of Capital Stock of the Company immediately prior to such transaction have the entitlement to exercise, directly or indirectly, 50% or more of the total voting power of all shares of Capital Stock of the Company entitled to vote generally in the election of directors of the continuing or surviving person immediately after such transaction or (y) any such merger solely for the purpose of changing the jurisdiction of incorporation of the Company and resulting in a reclassification, conversion or exchange of outstanding Common Stock solely into shares of the common stock of the surviving entity;

provided, however, that a Change of Control shall not be deemed to have occurred if the (A) Market Price per share of the Common Stock for any five Trading Days within the period of 10 consecutive Trading Days ending immediately after the later of the Change of Control or the public announcement of the Change of Control, in the case of a Change of Control under clause (i) above, or the period of 10 consecutive Trading Days ending immediately before the Change of Control, in the case of a Change of Control under clause (ii) or (iii) above, shall equal or exceed 110% of the Conversion Price of the Securities in effect on each such Trading Day; or (B) at least 90% of the consideration in the transaction or transactions constituting a Change of Control consists of shares of common stock traded or to be traded immediately following such Change of Control on a national securities exchange or the Nasdaq National Market and, as a result of the transaction or transactions, the Securities become convertible solely into such common stock (and any rights attached thereto).

                   "CHANGE OF CONTROL PURCHASE DATE" has the meaning specified in Section 11.1(b) hereof.

                   "COMMISSION" means the Securities and Exchange Commission or any successor agency.

                  "COMMON STOCK" means any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. However, subject to the provisions of Section 12.11 hereof, shares issuable on conversion of the Securities shall include only shares of the class designated as common stock, par value $.01 per share, of the Company at the date of execution of this Indenture or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company, provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

                  "COMPANY" means the corporation named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                  "COMPANY ORDER" means a written order signed in the name of the Company by any Officer.

                  "CONTINUING DIRECTOR" means, as of any date of determination, any member of the Board of Directors who: (i) was a member of the Board of Directors on the date of this Indenture or (ii) was nominated for election or elected to the Board of Directors with a majority of the continuing directors who were members of the Board at the time of the new director's nomination or election.

                  "CONVERSION AGENT" means any Person authorized by the Company to convert Securities in accordance with Article 12. Initially, the Conversion Agent shall be Deutsche Bank Trust Company Americas.

                  "CONVERSION DATE" means, with respect to any Holder, the date on which such Holder has satisfied all the requirements to convert its Securities pursuant to Section 12.2.

                  "CONVERSION PERIOD" has the meaning specified Section 12.1(b).

                  "CONVERSION  PRICE"  has  the  meaning  specified  in  Section
12.1(c).

                  "CONVERSION   RATE"  has  the  meaning  specified  in  Section
12.1(b).

                  "CONVERSION RECORD DATE" has the meaning specified in Section 12.4(g).

                  "CONVERSION  VALUE"  has  the  meaning  specified  in  Section
12.1(b).

                  "CORPORATE TRUST OFFICE" means for purposes of presentation or surrender of Securities for payment, registration, transfer, exchange or conversion or for service of notices or demands upon the Company or for any other purpose of this Indenture, the office of the Trustee located in the Borough of Manhattan, The City of New York at which at any particular time its corporate trust business shall be administered, which at the date of this Indenture is located at Deutsche Bank Trust Company Americas, Corporate Trust & Agency Services, 60 Wall Street, 27th Floor - Mail Stop NYC60-2710, New York, NY 10005.

                  "CORPORATION" means any corporation, association, limited liability company, company and business trust.

                  "CURRENT MARKET PRICE" has the meaning set forth in Section 12.4(g).

                  "DEFAULT" means an event which is, or after notice or lapse of time or both would be, an Event of Default.

                  "DEFAULTED  PAYMENT"  has the  meaning  specified  in  Section
4.1(a).

                   "DEPOSITARY" has the meaning set forth in Section 2.1(a).

                   "DOLLAR" or "$" means a U.S. dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

                  "DTC" has the meaning set forth in Section 2.1(a).

                   "EVENT OF DEFAULT" has the meaning specified in Section 4.1.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

                  "EX-DIVIDEND  TIME"  has  the  meaning  specified  in  Section
12.1(b).

                  "EXPIRATION   TIME"  has  the  meaning  specified  in  Section
12.4(f).

                  "FAIR MARKET VALUE" has the meaning set forth in Section 12.4(g).

                  "FISCAL QUARTER" means the fiscal quarterly period of the Company ending on April 30, July 31, October 31 or January 31 of each year.

                  "GAAP" has the meaning set forth in Section 1.3.

                  "GLOBAL SECURITIES" means Securities that are in the form of the Securities attached hereto as Exhibit A, and that are registered in the Register in the name of a Depositary or a nominee thereof, and to the extent such Securities are required to bear the Legend required by Section 2.6, such Securities will be in the form of a 144A Global Security.

                  "GUARANTEE" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such indebtedness or other obligation of such other Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term "guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "guarantee" used as a verb has a corresponding meaning.

                  "HOLDER", when used with respect to any Security, including any Global Security, means the Person in whose name the Security is registered in the Register.

                   "INDENTURE" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

                  "INITIAL PURCHASERS" mean Lehman Brothers Inc., CIBC World Markets Corp., JP Morgan Securities, Inc. and SG Cowen Securities Corporation, as initial purchasers, under the Purchase Agreement.

                  "INTEREST" means, with respect to any Security, the interest payable on such Security based upon the Interest Rate.

                  "INTEREST PAYMENT DATE" means each of February 1 and August 1, provided, however, that if any such date is not a Business Day, the Interest Payment Date shall be the next succeeding Business Day.

                  "INTEREST RATE" means 5.375% per annum.

                   "ISSUE DATE" of any Security means the date on which the Security was originally issued or deemed as set forth on the face of the Security.

                  "MARKET PRICE" of a security on any date of determination means:

                  (1) the closing sale price (or, if no closing sale price is reported, the last reported sale price) of such security (regular way) on the New York Stock Exchange on such date;

                  (2) if such security is not listed for trading on the New York Stock Exchange on any such date, the closing sale price as reported in the composite transactions for the principal U.S. securities exchange on which such security is listed;

                  (3) if such security is not so listed on a the New York Stock Exchange or a U.S. national or regional securities exchange, the closing sales price as reported by the Nasdaq National Market;

                  (4) if such security is not so listed on the New York Stock Exchange, a U.S. national or regional stock exchange or reported on the Nasdaq National Market, the last price quoted by Interactive Data Corporation for such security on such date or, if Interactive Data Corporation is not quoting such price, a similar quotation service selected by the Company;

                  (5) if such security is not so listed on the New York Stock Exchange, a U.S. national or regional stock exchange or reported on the Nasdaq National Market or quoted by Interactive Data Corporation or a similar quotation device, the average of the mid-point of the last bid and ask prices for such security on such date from at least two dealers recognized as market-makers for such security selected by the Company for this purpose; or

                  (6) if none of the foregoing apply to such security, the average of the last bid and ask prices for such security on such date from a dealer engaged in the trading of convertible securities selected by the Company for this purpose.

                  "MATURITY" means the date on which the Principal with respect to any Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by acceleration, conversion, call for redemption, exercise of a purchase right or otherwise.

                  "NASDAQ NATIONAL MARKET" means the National Association of Securities Dealers Automated Quotation National Market or any successor national securities exchange or automated over-the-counter trading market in the United States.

                  "NON-ELECTING  SHARE"  has the  meaning  specified  in Section
12.11.

                  "OFFICER" of the Company means the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, any Vice President, the Secretary or any Assistant Secretary of the Company.

                  "OFFICERS' CERTIFICATE" means, with respect to the Company, a certificate signed by both (1) the Chairman of the Board, the Chief Executive Officer, the President or a Vice President and (2) so long as not the same as the officer signing pursuant to clause (1), the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Trustee.

                  "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel to the Company (and may include directors or employees of the Company) and in form and substance acceptable to the Trustee, which acceptance shall not be unreasonably withheld.

                   "OUTSTANDING", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except Securities:

                  (i) previously canceled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) for the payment or redemption of which money in the necessary amount has been previously deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided, however, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture; and

                  (iii) which have been paid in exchange for or in lieu of other Securities which have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a protected purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities are present at a meeting of Holders of Securities for quorum purposes or have consented to or voted in favor of any request, demand, authorization, direction, notice, consent, waiver, amendment or modification hereunder, Securities held for the account of the Company or of any of its Affiliates shall be disregarded and deemed not to be Outstanding, except that in determining whether the Trustee shall be protected in making such a determination or relying upon any such quorum, consent or vote, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded.

                  "PAYING AGENT" has the meaning specified in Section 2.3.

                  "PERSON" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

                   "PLACE OF CONVERSION" means any city in which any Conversion Agent is located.

                  "PLACE OF PAYMENT" means any city in which any Paying Agent is located.

                   "PRINCIPAL"   means,  with  respect  to  any  Security,   the
principal  amount  of  that  Security,   including  the  Redemption   Price,  if
applicable, and the Repurchase Price, if applicable, payable with respect to that Security.

                  "PURCHASE AGREEMENT" means the Purchase Agreement, dated July 17, 2003, among the Company and the Initial Purchasers relating to the offering and initial sale of the Securities.

                  "PURCHASE RIGHT" has the meaning provided in Section 11.1(a).

                  "PURCHASED SHARES" has the meaning assigned to it in Section 12.4(f).

                  "QIBS" has the meaning set forth in Section 2.1(a).

                  "REDEMPTION DATE", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "REDEMPTION PRICE", when used with respect to any Security to be redeemed, means the price per Security at which such Security may be redeemed pursuant to Section 10.1.

                  "REFERENCE DEALER" means a dealer engaged in the trading of convertible securities selected by the Company for the purpose for which such dealers are quoted or otherwise to which they are referred herein.

                  "REFERENCE  PERIOD"  has the  meaning  set  forth  in  Section
12.4(d).

                  "REGISTER" has the meaning specified in Section 2.3.

                  "REGISTRAR" has the meaning specified in Section 2.3.

                  "REGISTRATION RIGHTS AGREEMENT" means the Resale Registration Rights Agreement, dated as of the date hereof between the Company and the Initial Purchasers.

                  "REGULAR  RECORD  DATE"  for  the  Interest   payable  on  the
Securities means the January 15 and the July 15 (whether or not a Business Day), as applicable, next preceding the corresponding Interest Payment Date.

                   "REPURCHASE DATE" has the meaning specified in Section 11.1(b) hereof.

                   "REPURCHASE  ELECTION  FORM"  has the  meaning  specified  in
Section 11.2 hereof.

                  "REPURCHASE EVENT NOTICE" has the meaning specified in Section 11.2.

                  "REPURCHASE EVENTS" has the meaning specified in Section 11.1(b).

                  "REPURCHASE PRICE" has the meaning specified in Section 11.1(a) hereof.

                  "RESPONSIBLE OFFICER", when used with respect to the Trustee, means any officer of the Trustee, including any vice president, assistant vice president, any treasurer, any assistant treasurer, any trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  "RESTRICTED SECURITY" means a Security required to bear the restrictive legend set forth in the form of Security set forth in Exhibits A and B of this Indenture.

                  "SEC" means the Securities and Exchange Commission.

                  "SECURITIES" has the meaning ascribed to it in the first paragraph under the caption "Recitals of the Company".

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

                   "SIGNIFICANT SUBSIDIARY" has the meaning assigned to it under Rule 405 of the Securities Act.

                  "SPECIFIC  REPURCHASE  DATE" has the  meaning  assigned  to in
Section 11.1(a).

                  "SPIN-OFF" has the meaning set forth in Section 12.4(d).

                  "STATED MATURITY" has the meaning assigned to it in Section 2.1(b).

                  "SUBSIDIARY" means a corporation more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries.

                  "TIA" means the Trust Indenture Act of 1939, as amended (15 U.S. Code Section 77aaa 77bbbb), as in effect on the date of this Indenture; provided, however, that in the event the TIA is amended after such date, "TIA" means, to the extent required by such amendment, the Trust Indenture Act of 1939, as so amended, or any successor statute.

                  "TRADING DAY" means:

                  (1) if the applicable security is listed or admitted for trading on the New York Stock Exchange, a day on which the New York Stock Exchange is open for business;

                  (2) if that security is not listed on the New York Stock Exchange, a day on which trades may be made on the Nasdaq National Market;

                  (3) if that security is not so listed on the New York Stock Exchange and not quoted on the Nasdaq National Market, a day on which the principal U.S. securities exchange on which the securities are listed is open for business; or

                  (4) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

                   "TRIGGER EVENT" has the meaning specified in Section 12.4(d).

                  "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

                   "VICE PRESIDENT", when used with respect to the Company, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

                  "VOTING STOCK" means with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

                  SECTION 1.2 INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

                  Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

                  The following TIA terms used in this Indenture have the following meanings:

                  "INDENTURE SECURITIES" means the Securities;

                  "INDENTURE SECURITY HOLDER" means a Holder;

                  "INDENTURE TO BE QUALIFIED" means this Indenture;

                  "INDENTURE TRUSTEE" or "INSTITUTIONAL TRUSTEE" means the Trustee; and

                  "OBLIGOR" on the Securities means the Company and any other obligor on the indenture securities.

                  All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meanings assigned to them by such definitions.

                  SECTION 1.3 RULES OF CONSTRUCTION.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                           (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                           (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States prevailing at the time of any relevant computation hereunder ("GAAP");

                           (3) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

                           (4) all references to section and article numbers in this Indenture shall refer to sections and articles hereof, unless otherwise specified.

                                   ARTICLE 2

                                 THE SECURITIES

                  SECTION 2.1 FORM AND DATING.

                  The Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibits A and B, which are a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage (provided that any such notation, legend or endorsement required by usage is in a form acceptable to the Company). The Company shall provide any such notations, legends or endorsements to the Trustee in writing. Each Security shall be dated the date of its authentication. The Securities shall mature on August 1, 2023 (the "STATED MATURITY"), and shall bear Interest from the Issue Date until the principal amount thereof is paid or made available for payment, or until such date on which the Securities are converted, redeemed or purchased as provided herein at the Interest Rate. Interest shall be payable semiannually in arrears on each Interest Payment Date.

                  (a) 144A Global Securities. Securities offered and sold within the United States to qualified institutional buyers as defined in Rule 144A ("QIBs") in reliance on Rule 144A shall be issued initially in the form of a

144A Global Security, which shall be deposited with the Trustee at its Corporate Trust Office, as custodian for the Depositary (as defined below) and registered in the name of The Depository Trust Company ("DTC") or the nominee thereof (DTC, or any successor thereto, and any such nominee being hereinafter referred to as the "Depositary"), duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the 144A Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary as hereinafter provided.

                  (b) Global Securities in General. Each Global Security shall represent such of the outstanding Securities as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, redemptions, repurchases and conversions.

                  Any adjustment of the aggregate principal amount of a Global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee in accordance with instructions given by the Holder thereof as required by Section
2.12 hereof and shall be made on the records of the Trustee and the Depositary.

                  (c) Book-Entry Provisions. This Section 2.1(c) shall apply only to Global Securities deposited with or on behalf of the Depositary. The Company shall execute and the Trustee shall, in accordance with this Section 2.1(c), authenticate and deliver initially one or more Global Securities that
(a) shall be registered in the name of the Depositary, (b) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instructions and
(c) shall be substantially in the form of Exhibit A attached hereto; provided that the Legend (other than the first and second paragraphs thereof) may be removed from such Global Security on satisfaction of the conditions for removal thereof specified in this Indenture.

                  (d) Certificated Securities. Securities not issued as interests in the Global Securities will be issued in certificated form substantially in the form of Exhibit B attached hereto; provided that the Legend may be removed from such Securities on satisfaction of the conditions for removal thereof specified in this Indenture.

                  SECTION 2.2 EXECUTION AND AUTHENTICATION.

                  The Securities shall be executed on behalf of the Company by any Officer. The signature of the Officer on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at the time of the execution of the Securities, Officers shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of authentication of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise. No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

                  The Trustee shall authenticate and deliver the Securities for original issue in an aggregate principal amount of $65.0 million (or a maximum of $78.0 million if the Initial Purchasers' over-allotment option set forth in the Purchase Agreement is exercised in full) upon one or more Company Orders without any further action by the Company. The aggregate principal amount of the Securities due at the Stated Maturity thereof outstanding at any time may not exceed the amounts set forth in the foregoing sentence.

                  The Securities shall be issued only in registered form without coupons and only in denominations of $1,000 of principal amount and any integral multiple of $1,000.

                  SECTION 2.3 REGISTRAR, PAYING AGENT AND CONVERSION AGENT.

                  The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange
("REGISTRAR"), an office or agency where Securities may be presented for purchase or payment ("PAYING AGENT") and an office or agency where Securities may be presented for conversion ("CONVERSION AGENT"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars, one or more additional paying agents and one or more additional conversion agents. The term Paying Agent includes any additional paying agent. The term Conversion Agent includes any additional conversion agent. The Company may change any Paying Agent, Registrar or Conversion Agent without prior notice to any Holder.

                  The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent, Conversion Agent or co-registrar (in each case, if such Registrar, agent or co-registrar is a Person other than the Trustee). The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 5.8. The Company or any

Subsidiary or an Affiliate of either of them may act as Paying Agent, Registrar, Conversion Agent or co-registrar.

                  The Company initially appoints the Trustee as Registrar, Paying Agent and Conversion Agent in connection with the Securities.

                  SECTION  2.4  PAYING  AGENT TO HOLD  MONEY AND  SECURITIES  IN
TRUST.

                  Except as otherwise provided herein, on or prior to each due date of payments in respect of any Security, the Company shall deposit with the Paying Agent a sum of money (in immediately available funds if deposited on the due date) sufficient to make such payments when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of the Holders or the Trustee all money held by the Paying Agent for the making of payments in respect of the Securities and shall notify the Trustee of any default by the Company in making any such payment. At any time during the continuance of any such default, the Paying Agent shall, upon the written request of the Trustee, forthwith pay to the Trustee all money so held in trust. If the Company, a Subsidiary or an Affiliate of either of them acts as Paying Agent, such Person shall segregate the money held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds and Common Stock disbursed by it. Upon doing so, the Paying Agent shall have no further liability for the money.

                  SECTION 2.5 HOLDER LISTS.

                  The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders. If the Trustee is not the Registrar, the Company shall cause to be furnished to the Trustee at least semiannually on January 1 and July 1 a listing of all Holders dated within 15 days of the date on which the list is furnished and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders.

                  SECTION 2.6 TRANSFER AND EXCHANGE.

                  (a) Subject to Section 2.12 hereof, upon surrender for registration of transfer of any Security, together with a written instrument of transfer satisfactory to the Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing, at the office or agency of the Company designated as Registrar or co-registrar pursuant to Section 2.3, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations, of a like aggregate principal amount. The Company shall not charge a service charge for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with the transfer or exchange of the Securities from the Holder requesting such transfer or exchange.

                  At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination or denominations, of a like aggregate principal amount upon surrender of the Securities to be exchanged, together with a written instrument of transfer satisfactory to the Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing, at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  The Company shall not be required to make, and the Registrar need not register, transfers or exchanges of Securities selected for redemption (except, in the case of Securities to be redeemed in part, the portion thereof not to be redeemed) or any Securities in respect of which a Repurchase Election Form has been given and not withdrawn by the Holder thereof in accordance with the terms of this Indenture (except, in the case of Securities to be purchased in part, the portion thereof not to be purchased) or any Securities for a period of 15 days before the mailing of a notice of redemption of Securities to be redeemed.

                  Notwithstanding any provision to the contrary herein, so long as a Global Security remains outstanding and is held by or on behalf of the Depositary, (i) transfers of beneficial interests in a Global Security, in whole or in part, may be effected only through a book entry system maintained by the Holder of such Global Security (or its agent) in accordance with Applicable Procedures, (ii) ownership of a beneficial interest in the Security shall be required to be reflected solely in book entry and (iii) transfers of Global Securities or beneficial interests in Global Securities shall be made only in accordance with Section 2.12 and this Section 2.6(b). Transfers of a Global Security shall be limited to transfers of such Global Security in whole or in part, to the Depositary, to nominees of the Depositary or to a successor of the Depositary or such successor's nominee.

                  Successive registrations and registrations of transfers and exchanges as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Register.

                  Any Registrar appointed pursuant to Section 2.3 hereof shall provide to the Trustee such information as the Trustee may reasonably require in connection with the delivery by such Registrar of Securities upon transfer or exchange of Securities.

                  No Registrar shall be required to make registrations of transfer or exchange of Securities during any periods designated in the text of the Securities or in this Indenture as periods during which such registration of transfers and exchanges need not be made.

                  If Securities are issued upon the transfer, exchange or replacement of Securities subject to restrictions on transfer and bearing the legends set forth on the forms of Security attached hereto as Exhibits A and B setting forth such restrictions (collectively, the "LEGEND"), or if a request is made to remove the Legend on a Security, the Securities so issued shall bear the Legend, or the Legend shall not be removed, as the case may be, unless there is delivered to the Company and the Registrar such satisfactory evidence, which shall include an opinion of counsel having substantial experience in practice under the Securities Act and otherwise reasonably acceptable to the Company, addressed to the Company and in form acceptable to the Company, as may be reasonably required by the Company and the Registrar and the Trustee (if not the same Person as the Trustee), that neither the Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A or Rule 144 under the Securities Act of 1933, as amended ("Securities Act") or that such Securities are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon (i) provision of such satisfactory evidence, or (ii) notification by the Company to the Trustee and Registrar of the sale of such Security pursuant to a registration statement that is effective at the time of such sale, the Trustee, at the written direction of the Company, shall authenticate and deliver a Security that does not bear the Legend. If the Legend is removed from the face of a Security and the Security is subsequently held by the Company or an Affiliate of the Company, the Legend shall be reinstated.

                  If Rule 144(k) as promulgated under the Securities Act is amended to shorten the two-year holding period under Rule 144(k), then, the references in the Legend to "TWO YEARS", and in the corresponding transfer restrictions described above, will be deemed to refer to such shorter period, from and after receipt by the Trustee of an Officers' Certificate and an Opinion of Counsel to that effect. As soon as practicable after the Company knows of the effectiveness of any such amendment to shorten the two-year holding period under Rule 144(k), unless such changes would otherwise be prohibited by, or would cause a violation of, the federal securities laws applicable at the time, the Company will provide to the Trustee an Officers' Certificate and an Opinion of Counsel as to the effectiveness of such amendment and the effectiveness of such change to the restrictive legends and transfer restrictions.

                  Until the Legend on any  Restricted  Security has been removed in compliance with this Section 2.6, all shares of Common Stock (or other securities issuable upon conversion as a result of the provisions of this Indenture) issued upon conversion of such Restricted Security shall bear a legend substantially in the form of the Legend (the "COMMON STOCK RESTRICTIVE LEGEND") and shall be subject to the same restrictions on transfer as such Restricted Security. At any time following the time when the restrictions on transfer set forth in the Common Stock Restrictive Legend shall have expired in accordance with their terms or shall have terminated under applicable law, the holder of such Common Stock may, upon a surrender of the certificate representing such Common Stock exchange to the Company's transfer agent in accordance with such agent's customary procedures (accompanied, in the event that such restrictions on transfer have terminated by reason of a transfer in compliance with Rule 144 or any successor provision, by an opinion of counsel having substantial experience in practice under the Securities Act and otherwise reasonably acceptable to the Company, addressed to the Company and in form acceptable to the Company, to the effect that the transfer of such Common Stock has been made in compliance with Rule 144 or such successor provision), may receive a new certificate representing such Common Stock, in like amount, which shall not bear the Common Stock Restrictive Legend.

                  SECTION 2.7 REPLACEMENT SECURITIES.

                  If (a) any mutilated Security is surrendered to the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a certificate number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be purchased by the Company pursuant to Article 10 or Article 11 hereof, the Company in its discretion may, instead of issuing a new Security, pay or purchase such Security, as the case may be.

                  Upon the issuance, authentication and delivery of any new Securities under this Section 2.7, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security issued, authenticated and delivered pursuant to this Section 2.7 in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                  The provisions of this Section 2.7 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                  SECTION 2.8 OUTSTANDING SECURITIES; DETERMINATIONS OF HOLDERS' ACTION.

                  Securities outstanding at any time are all the Securities authenticated by the Trustee except for (i) those cancelled by it, (ii) those paid pursuant to Section 2.7, (iii) those delivered to it for cancellation and
(iv) those described in this Section 2.8 as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate thereof holds the Security; provided, however, that in determining whether the Holders of the requisite principal amount of Securities have given or concurred in any request, demand, authorization, direction, notice, consent, waiver, or other Act hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other Act, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Subject to the foregoing, only Securities outstanding at the time of such determination shall be considered in any such determination (including, without limitation, determinations pursuant to Articles 4 and 7).

                  If a Security is replaced pursuant to Section 2.7, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

                  If the Paying Agent holds, in accordance with this Indenture, on a Redemption Date, or on the Business Day following a Repurchase Date, or on Stated Maturity, money sufficient to pay Securities payable on that date, then immediately after such Redemption Date, Repurchase Date or Stated Maturity, as the case may be, such Securities shall cease to be outstanding and interest on such Securities shall cease to accrue; provided, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made.

                  If a Security is converted in accordance with Article 12, then from and after the time of conversion on the date of conversion, such Security shall cease to be outstanding and interest shall cease to accrue on such Security.

                  SECTION 2.9 TEMPORARY SECURITIES.

                  Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

                  If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 2.3, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

                  SECTION 2.10 CANCELLATION.

                  If the  Company  shall  acquire  any of the  Securities,  such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless the same are delivered to the Trustee for cancellation. All Securities surrendered for payment, purchase by the Company pursuant to conversion, redemption or registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. The Company may not issue new Securities to replace Securities it has paid or delivered to the Trustee for cancellation or that any Holder has converted pursuant to Article 12. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as otherwise expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with the Trustee's customary procedure.

                  SECTION 2.11 PERSONS DEEMED OWNERS.

                  Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of the Security or the payment of any Redemption Price or Repurchase Price in respect thereof, and interest thereon, for the purpose of conversion and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  SECTION 2.12 GLOBAL SECURITIES.

                  (a) Notwithstanding any other provisions of this Indenture or the Securities, (A) transfers of a Global Security, in whole or in part, shall be made only in accordance with Section 2.6 and Section 2.12(a)(i), (B) transfers or exchanges of a beneficial interest in a Global Security for an interest in the same or another Global Security shall comply with Section 2.6 and Section 2.12(a)(iii) below, (C) transfers of a beneficial interest in a Global Security for a Certificated Security shall comply with Section 2.6,
Section 2.12(a)(ii) below and Section 2.12(e)(1) below, and (D) transfers of a Certificated Security shall comply with Section 2.6 and Sections 2.12(a)(iv) and
(v) below.

                           (i) Transfer of Global  Security.  A Global  Security
                  may not be transferred, in whole or in part, to any Person other than the Depositary or a nominee or any successor thereof, and no such transfer to any such other Person may be registered; provided that this clause (i) shall not prohibit any transfer of a Certificated Security that is issued in exchange for a Global Security. No transfer of a Global Security to any Person shall be effective under this Indenture or the Securities unless and until such Security has been registered in the name of such Person. Nothing in this Section 2.12(a)(i) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Security effected in accordance with the other provisions of this Section 2.12.

                           (ii) Transfer or Exchange of a Beneficial Interest in
                  a Global Security for a Beneficial Interest in the Same or Another Global Security.

                           (x) A  beneficial  interest in a Global  Security may
                       not be transferred or exchanged for a beneficial interest in another Global Security except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a request to transfer or exchange of a beneficial interest in a Global Security in accordance with Applicable Procedures for a beneficial interest in another Global Security,together with:

                           (A)  so  long  as  the   Securities   are  Restricted
                           Securities, certification in the form set forth in Exhibit C;

                           (B) written instructions to the Trustee to make, or direct the Registrar to make, in the case of a transfer or exchange of a beneficial interest in a Global Security for a beneficial interest in another Global Security, an adjustment on its books and records with respect to such Global Securities to reflect a decrease and increase in the aggregate principal amount of the Securities represented by such Global Securities, such instructions to contain information regarding the Depositary accounts to be credited with such decrease and increase; and

                           (C) if the Company or the Trustee so requests, an opinion of counsel having substantial experience in practice under the Securities Act and otherwise reasonably acceptable to the Company, addressed to the Company and in form acceptable to the Company, or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the Legend,

                       then  the  Trustee,  (1)  shall  cause,  or  direct   the
                       Registrar to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Registrar, the aggregate principal amount of the Securities represented by the appropriate Global Security to be decreased by the aggregate principal amount that the other Global Security is increased and (2) in accordance with the standing instructions and procedures existing between the Depositary and the Registrar and Applicable Procedures, shall debit and credit or cause to be debited or credited, as appropriate, to the accounts of the persons specified in such instructions a beneficial interest in
                       the   Global   Security   or   Global   Securities,   as
                       appropriate, equal to the amount of the beneficial interests so transferred or exchanged.

                           (y) Beneficial  interests in a Global Security may be
                       transferred to Persons who take delivery in the same Global Security in accordance with the Applicable Procedures and, if the Global Security is a Restricted Security, in accordance with the transfer restrictions set forth in the Legend. No written orders or instructions shall be required to be delivered to the Registrar or the Trustee to effect the transactions described in this Section 2.12(a)(ii)(y).

                           (z) Other  than  transfers  to the  Company  or to an
                       Affiliate of the Company, beneficial interests in a Global Security that is not a Restricted Security may not be transferred to Person who takes delivery thereof in the form a beneficial interest in a Global Security that is a Restricted Security.

                  (iii) Transfer or Exchange of a Beneficial Interest in a Global Security for a Certificated Security. A beneficial interest in a Global Security may not be exchanged for a Certificated Security except upon satisfaction of the requirements set forth below and in Section 2.12(e)(1) below. Upon receipt by the Trustee of a transfer of a beneficial interest in a Global Security in accordance with Applicable Procedures for a Certificated Security in the form satisfactory to the Trustee, together with:


                  (A) so long as the Securities are Restricted Securities, certification in the form set forth in Exhibit C;

                  (B) written instructions to the Trustee to make, or direct the Registrar to make, an adjustment on its books and records with respect to such Global Security to reflect a decrease in the aggregate principal amount of the Securities represented by the Global Security, such instructions to contain information regarding the Depositary account to be credited with such decrease; and

                  (C) if the Company or the Trustee so requests, an opinion of counsel having substantial experience in practice under the Securities Act and otherwise reasonably acceptable to the Company, addressed to the Company and in form acceptable to the Company, or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the Legend, then the Trustee shall cause, or direct the Registrar to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Registrar, the aggregate principal amount of the Securities represented by the Global Security to be decreased by the aggregate principal amount of the Certificated Security to be issued, shall issue, authenticate and deliver such Certificated Security and shall debit or cause to be debited to the account of the person specified in such instructions a beneficial interest in the Global Security equal to the principal amount of the Certificated Security so issued.

                  (iv) Transfer and Exchange of Certificated Securities. When Certificated Securities are presented to the Registrar with a request:

            (y) to register the transfer of such Certificated Securities; or

            (z) to exchange such Certificated Securities for an equal principal amount of Certificated Securities of other authorized denominations,

the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Certificated Securities surrendered for transfer or exchange:

                  (1) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

                  (2) so long as such Securities are Restricted Securities, such Securities are being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to clause
         (A), (B) or (C) below, and are accompanied by the following additional information and documents, as applicable:

                  (A) if such Certificated Securities are being delivered to the
            Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or

                  (B) if such  Certificated  Securities are being transferred to the Company, a certification to that effect; or

                  (C) if such  Certificated  Securities  are  being  transferred pursuant to an exemption from registration, (i) a certification to that effect (in the form set forth in Exhibit C, if applicable) and
            (ii) if the Company so requests, an opinion of counsel having substantial experience in practice under the Securities Act and otherwise reasonably acceptable to the Company, addressed to the Company and in form acceptable to the Company, or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the Legend.

                  (v) Transfer of a Certificated Security for a Beneficial Interest in a Global Security. A Certificated Security may not be exchanged for a beneficial interest in a Global Security except upon satisfaction of the requirements set forth below.

                  Upon receipt by the Trustee of a Certificated Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

                  (I) so long as the Securities are Restricted Securities, certification, in the form set forth in Exhibit C, that such Certificated Security is being transferred to a QIB in accordance with Rule 144A, or to an institutional accredited investor within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D of the Securities Act; and

                  (II) written instructions directing the Trustee to make, or to direct the Registrar to make, an adjustment on its books and records with respect to such Global Security to reflect an increase in the aggregate principal amount of the Securities represented by the Global Security, such instructions to contain information regarding the Depositary account to be credited with such increase, then the Trustee shall cancel such Certificated Security and cause, or direct the Registrar to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Registrar, the aggregate principal amount of Securities represented by the Global Security to be increased by the aggregate principal amount of the Certificated Security to be exchanged, and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the
                  Global Security equal to the principal amount of the Certificated Security so cancelled. If no Global Securities are then outstanding, the Company shall issue and the Trustee shall authenticate, upon written order of the Company in the form of an Officers' Certificate, a new Global Security in the appropriate principal amount.

                  (b) Subject to the succeeding Section (c), every Security shall be subject to the restrictions on transfer provided in the Legend and herein including the delivery of an opinion of counsel, if so provided. Whenever any Restricted Security is presented or surrendered for transfer or for exchange, such Security must be accompanied by a certificate in substantially the form set forth in Exhibit C, dated the date of such surrender and signed by the Holder of such Security, as to compliance with such restrictions on transfer. The Registrar shall not be required to accept for such transfer or exchange any Security not so accompanied by a properly completed certificate.

                  (c) The restrictions imposed by the Legend upon the transferability of any Security shall cease and terminate when such Security has been sold pursuant to an effective registration statement under the Securities Act or transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or, if earlier, upon the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision). Any Security as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may be exchanged for a new Security, of like tenor and aggregate principal amount, which shall not bear the restrictive Legend, upon a surrender of such Security for exchange to the Registrar in accordance with the provisions of this Section 2.12 (accompanied, in the event that such restrictions on transfer have terminated by reason of a transfer in compliance with Rule 144 or any successor provision, by an opinion of counsel having substantial experience in practice under the Securities Act and otherwise reasonably acceptable to the Company, addressed to the Company and in form acceptable to the Company, to the effect that the transfer of such Security has been made in compliance with Rule 144 or such successor provision). The Company shall inform the Trustee of the effective date of any registration statement registering the Securities under the Securities Act. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned opinion of counsel or registration statement.

                  (d) As used in the preceding two paragraphs of this Section 2.12, the term "transfer" encompasses any sale, pledge, transfer, loan, hypothecation, or other disposition of any interest in any Security.

                  (e) The provisions of clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

         (1) Notwithstanding any other provisions of this Indenture or the Securities, a Global Security shall not be exchanged in whole or in part for a Security registered in the name of any Person other than the Depositary or one or more nominees thereof, provided that a Global Security may be exchanged for Securities registered in the names of any Person designated by the Depositary in the event that (i) the Depositary has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or such

                  Depositary has ceased to be a "clearing agency" registered under the Exchange Act, and a successor Depositary is not appointed by the Company within 90 days or (ii) an Event of Default has occurred and is continuing with respect to the Securities. Any Global Security exchanged pursuant to clause
                  (i) above shall be so exchanged in whole and not in part, and any Global Security exchanged pursuant to clause (ii) above may be exchanged in whole or from time to time in part as directed by the Depositary. Any Security issued in exchange for a Global Security or any portion thereof shall be a Global Security; provided that any such Security so issued that is registered in the name of a Person other than the Depositary or a nominee thereof shall not be a Global Security.

         (2) Securities issued in exchange for a Global Security or any portion thereof shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear the applicable legends provided for herein. Any Global Security to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Registrar. With regard to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Security, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and deliver the Security issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof.

         (3) Subject to the provisions of clause (5) below, the registered Holder may grant proxies and otherwise authorize any Person, including Agent Members (as defined below) and Persons that may hold interests through Agent Members, to take any action which a holder is entitled to take under this Indenture or the Securities.

         (4) In the event of the occurrence of any of the events specified in clause (1) above, the Company will promptly make available to the Trustee a reasonable supply of Certificated Securities in definitive, fully registered form, without interest coupons.

         (5) Neither any members of, or participants in, the Depositary (collectively, the "Agent Members") nor any other Persons on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Security registered in the name of the Depositary or any nominee thereof, or under any such Global Security, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other Person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a holder of any Security.

                  (f) By its acceptance of any Security bearing the Legend, each Holder of such Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and agrees that it will transfer such Security only as provided in this Indenture.

                  SECTION 2.13. CUSIP NUMBERS.

         The Company may issue the Securities with one or more "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

                                   ARTICLE 3

                             DISCHARGE OF INDENTURE

                  SECTION 3.1. DISCHARGE OF LIABILITY ON SECURITIES.

                  When (i) the Company delivers to the Trustee all outstanding Securities (other than Securities replaced pursuant to Section 2.11) for cancellation or (ii) all outstanding Securities have become due and payable at their scheduled maturity within one year or all outstanding Securities are scheduled for redemption within one year and the Company deposits with the Trustee cash or, in the event of a conversion pursuant to Article 12, Common Stock, sufficient to pay all amounts due and owing on all outstanding Securities on the date of their scheduled maturity or the scheduled date of redemption (other than Securities replaced pursuant to Section 2.11), and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 5.8, cease to be of further effect. The Trustee shall join in the execution of a document prepared by the Company acknowledging satisfaction and discharge of this Indenture on demand of the

Company accompanied by an Officers' Certificate and Opinion of Counsel and at the cost and expense of the Company.

                  SECTION 3.2. REPAYMENT TO THE COMPANY.

                  The Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years, subject to applicable unclaimed property law. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person and the Trustee and the Paying Agent shall have no further liability to the Holders with respect to such money or securities for that period commencing after the return thereof.

                                   ARTICLE 4

                              DEFAULTS AND REMEDIES

                  SECTION 4.1. EVENTS OF DEFAULT.

                  An "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) the Company defaults in the payment of the Principal amount (a "DEFAULTED PAYMENT") on any Security when the same becomes due and payable at its Stated Maturity, upon redemption or exercise of a repurchase right or otherwise;

                  (b) the Company defaults in the payment of an installment of Interest on any Security when it becomes due and payable and such default continues for a period of 30 days;

                  (c) the Company fails to perform or observe any other term, covenant or agreement contained in the Securities or this Indenture and the default continues for a period of 60 days after written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities;

                  (d) the Company defaults under any indebtedness for money borrowed by the Company or any of its Subsidiaries that is a Significant Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, the aggregate outstanding principal amount of which is in an amount in excess of $15.0 million, for a period of 30 days after written notice to the Company by the Trustee or to the Company and the Trustee by Holders of at least 25% in aggregate principal amount of the Outstanding Securities, which default (i) is caused by the Company's failure to pay when due principal or premium of or interest on such indebtedness by the end of the applicable grace period, if any, unless such indebtedness is discharged or (ii) results in the acceleration of such indebtedness without such indebtedness having been discharged or such non-payment or acceleration having been cured, waived, rescinded or annulled;

                  (e) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company or any of its Subsidiaries that is a Significant Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, in an involuntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company or any of its Subsidiaries that is a Significant Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any of its Subsidiaries that is a Significant Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, under any applicable U.S. federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (f) the commencement by the Company or any of its Subsidiaries that is a Significant Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, of a voluntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any of its Subsidiaries that is a Significant Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, to the entry of a decree or order for relief in respect of the Company or any of its Subsidiaries that is a Significant Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, in an involuntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, or the filing by the Company or any of its Subsidiaries that is a Significant Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, of a petition or answer or consent seeking reorganization or relief under any applicable U.S. federal or state law, or the consent by the Company to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by the Company or any of its Subsidiaries that is a Significant Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Significant

Subsidiary, of an assignment for the benefit of creditors, or the admission by the Company or any of its Subsidiaries that is a Significant Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any of its Subsidiaries that is a Significant Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, expressly in furtherance of any such action.

                  A Default under clause (c) or (d) above is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% of the principal amount of the Outstanding Securities notify the Company and the Trustee, of the Default and the Company does not cure such Default (and such Default is not waived) within the time specified in clause (c) or (d) above after actual receipt of such notice. Any such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default" under this Indenture.

                  The Trustee shall, within 90 days of the occurrence of a Default, give to the Holders of the Securities notice of all uncured Defaults known to it and written notice of any event which with the giving of notice or the lapse of time, or both, would become an Event of Default, its status and what action the Company is taking or proposes to take with respect thereto; provided, however, the Trustee shall be protected in withholding such notice if it, in good faith, determines that the withholding of such notice is in the best interest of such Holders, except in the case of a Default in the payment of the Principal of or Interest on any of the Securities when due.

                  SECTION  4.2.   ACCELERATION   OF  MATURITY;   RESCISSION  AND
ANNULMENT.

                  If an Event of Default with respect to Outstanding Securities (other than an Event of Default specified in Section 4.1(e) or 4.1(f) hereof) occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the Securities, at the time outstanding by written notice to the Company (or to the Company and the Trustee in the case of an action by Holders of Securities), may declare due and payable 100% of the principal amount plus any accrued and unpaid Interest to the date of payment. Upon a declaration of acceleration, such Principal amount and accrued and unpaid Interest to the date of payment shall be immediately due and payable.

                  If an Event of Default specified in Section 4.1(e) and 4.1(f) occurs, the Principal and accrued and unpaid Interest on the Securities shall become and be immediately due and payable, without any declaration or other act on the part of the Trustee or any Holder.

                  The Holders either (a) through notice to the Trustee of not less than a majority of the aggregate principal amount of the Outstanding Securities, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of at least a majority of the aggregate principal amount of the Outstanding Securities represented at such meeting, may, on behalf of the Holders of all of the Securities, rescind and annul an acceleration and its consequences (including waiver of any defaults) if:

                  (1) all existing Events of Default, other than the nonpayment of a Defaulted Payment on the Securities which have become due solely because of the acceleration, have been remedied, cured or waived, and

                  (2) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction;

provided, however, that in the event such declaration of acceleration has been made based on the existence of an Event of Default under Section 4.1(d) and the default with respect to indebtedness for money borrowed which gave rise to such Event of Default has been remedied, cured or waived, then, without any further action by the Holders, such declaration of acceleration shall be rescinded automatically and the consequences of such declaration shall be annulled. No such rescission or annulment shall affect any subsequent Default or impair any right consequent thereon.

                  SECTION 4.3. OTHER REMEDIES.

                  If an Event of Default with respect to Outstanding Securities occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of the principal amount plus Interest and Aditional Amounts, if any, due and payable on the Securities or to enforce the performance of any provision of the Securities.

                  The Trustee may maintain a proceeding in which it may prosecute and enforce all rights of action and claims under this Indenture or the Securities, even if it does not possess any of the Securities or does not produce any of them in the proceeding.

                  SECTION 4.4. WAIVER OF PAST DEFAULTS.

                  The Holders, either (a) through the written consent of not less than a majority of the aggregate principal amount of the Outstanding Securities, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of at least a majority of the aggregate principal amount of the Outstanding Securities represented at such meeting, may, on behalf of the Holders of all of the Securities, waive an existing Default or Event of Default, except a Default or Event of Default:

                  (1) set forth in Sections 4.1(a) and (b), provided, however, that subject to Section 4.7, the Holders of a majority of the aggregate principal amount of the Outstanding Securities may rescind an acceleration and its consequences, including any related payment Default that resulted from such acceleration); or

                  (2) in respect of a covenant or provision hereof which,  under
Section 7.2 hereof, cannot be modified or amended without the consent of the Holders of each Security affected.

                  Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; provided, however, that no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

                  SECTION 4.5. CONTROL BY MAJORITY.

                  The Holders of a majority of the aggregate principal amount of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of this Indenture) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that:

                  (1) conflicts with any law or with this Indenture;

                  (2) the Trustee determines may be unduly prejudicial to the rights of the Holders not joining therein; or

                  (3) may expose the Trustee to personal liability.

                  The Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                  SECTION 4.6. LIMITATION ON SUIT.

                  No Holder of any Security shall have any right to pursue any remedy with respect to this Indenture or the Securities (including, instituting any proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver or trustee) unless:

                  (1) such Holder has previously given written notice to the Trustee of an Event of Default that is continuing;

                  (2) the Holders of at least 25% of the principal amount of the Outstanding Securities shall have made written request to the Trustee to pursue the remedy;

                  (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to it against any costs, expenses and liabilities incurred in complying with such request;

                  (4) the Trustee has failed to comply with the request for 60 days after its receipt of such notice, request and offer of indemnity; and

                  (5) during such 60-day period, no direction inconsistent with such written request has been given to the Trustee by the Holders of a majority of the aggregate principal amount of the Outstanding Securities (or such amount as shall have acted at a meeting pursuant to the provisions of this Indenture);

provided, however, that no one or more of such Holders may use this Indenture to prejudice the rights of another Holder or to obtain preference or priority over another Holder.

                  SECTION 4.7. UNCONDITIONAL RIGHTS OF HOLDERS TO RECEIVE PAYMENT AND TO CONVERT.

                  Notwithstanding  any other  provision in this  Indenture,  the
Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the Principal on and Interest in respect of the Securities held by such Holder, on or after the respective due dates, to convert the Securities in accordance with Article 12 or to bring suit for the enforcement of any such payment on or after such respective dates or the right to convert, and such rights shall not be impaired or affected adversely without the consent of such Holder.

                  SECTION  4.8.   COLLECTION  OF  INDEBTEDNESS   AND  SUITS  FOR
ENFORCEMENT BY THE TRUSTEE.

                  The Company covenants that if:

                  (1) a Default or Event of Default is made in the payment of Interest on any Security when such Interest becomes due and payable and such Default or Event of Default continues for a period of 30 days; or

                  (2) a Default or Event of Default is made in the payment of the Principal on any Security when the same becomes due and payable at its Stated Maturity, upon redemption or exercise of the repurchase right or otherwise, then the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the entire Principal then due and payable (as expressed therein or as a result of any acceleration effected pursuant to Section 4.2 hereof) on such Securities for any such amounts and, to the extent legally enforceable, Interest on such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Company, wherever situated.

                  If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                  SECTION 4.9. TRUSTEE MAY FILE PROOFS OF CLAIM.

                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or the property of the Company or its creditors, the Trustee (irrespective of whether the Principal shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any such amount) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                  (1) to file and prove a claim for the whole amount of the Principal or Interest or Repurchase Price, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of Securities allowed in such judicial proceeding and

                  (2) to collect and receive any monies, Common Stock or other property payable or deliverable on any such claim and to distribute the same,

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceedings is hereby authorized by each Holder of Securities to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 5.8.

                  Nothing  contained  herein  shall be deemed to  authorize  the
Trustee to authorize or consent to or accept, or adopt on behalf of any Holder of a Security, any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding.

                  SECTION 4.10. RESTORATION OF RIGHTS AND REMEDIES.

                  If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                  SECTION 4.11. RIGHTS AND REMEDIES CUMULATIVE.

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 2.7, no right or remedy conferred in this Indenture upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 4.12. DELAY OR OMISSION NOT WAIVER.

                  No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities, as applicable.

                  SECTION 4.13. PRIORITIES.

                  Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the
Trustee:

                  FIRST:  to the payment of all amounts due to the Trustee under
Section 5.8;

                  SECOND:   to  Holders  for  amounts  due  and  unpaid  on  the
Securities for the Principal or Interest as applicable, ratably, without preference or priority of any kind, according to such amounts due and payable on the Securities; and

                  THIRD: any remaining amounts shall be repaid to the Company.

                  The Trustee may fix a special record date and payment date for any payment to Holders pursuant to this Section 4.13. At least 15 days before such special record date, the Trustee shall mail to each Holder and the Company a notice that states the special record date, the payment date and the amount to be paid.

                  SECTION 4.14. UNDERTAKING FOR COSTS.

                  All parties to this Indenture agree, and each Holder of any Security by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% of the aggregate principal amount of the Outstanding Securitiesf, or to any suit instituted by any Holder of any Security for the enforcement of (i) payments pursuant to Section 4.7, (ii) repurchase rights in accordance with Article 11 or (iii) conversion rights in accordance with Article
12.  This  Section  4.14 shall be in lieu of Section  315(e) of the TIA and such
Section 315(e) is hereby expressly excluded from this Indenture, as permitted by the TIA.

                  SECTION 4.15. WAIVER OF STAY OR EXTENSION LAWS.

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim to take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE 5

                                   THE TRUSTEE

                  SECTION 5.1. CERTAIN DUTIES AND RESPONSIBILITIES.

                  (a) Except during the continuance of an Event of Default,

                  (1) The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture or the TIA, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; provided, however, that in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates or opinions to determine whether or not, on their face, they conform to the requirements to this Indenture (but need not investigate or confirm the accuracy of any facts stated therein).

                  (b) In case an Event of Default actually known to a Responsible Officer of the Trustee has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (1) This paragraph (c) shall not be construed to limit the effect of paragraph (a) of this Section 5.1;

                  (2) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (3) The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with a direction received by it of the Holders of a majority of the aggregate principal amount of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of this Indenture) relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

                  (d) Whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 5.1.

                  (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers. The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity reasonably satisfactory to it against any loss, liability, cost or expense (including, without limitation, reasonable fees and expenses of counsel).

                  (f) The Trustee shall not be obligated to pay interest on any money or other assets received by it unless otherwise agreed in writing with the Company. Assets held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

                  (g) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

                  (h) The Trustee shall not be deemed to have notice or actual knowledge of any Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact a Default is received by the Trustee pursuant to Section 13.2 hereof, and such notice references the Securities and this Indenture.

                  (i) The rights, privileges, protections, immunities and benefits given to the Trustee hereunder, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the
Trustee in each of its capacities hereunder, and each Paying Agent, authenticating agent, Conversion Agent or Registrar acting hereunder.

                  (j) The Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

                  SECTION 5.2. CERTAIN RIGHTS OF TRUSTEE.

                  Subject to the provisions of Section 5.1 hereof and subject to
Section 315(a) through (d) of the TIA:

                  (1) The Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

                  (2) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel.

                  (3) The Trustee may act through attorneys and agents and shall not be responsible for the misconduct or negligence of any attorney or agent appointed with due care.

                  (4) The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith which it believed to be authorized or within the discretion or rights or powers conferred upon it by this Indenture, unless the Trustee's conduct constitutes negligence.

                  (5) The Trustee may consult with counsel of its selection and the advice of such counsel as to matters of law or legal interpretation shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (6) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

                  (7) The permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty unless so specified herein.

                  SECTION 5.3. INDIVIDUAL RIGHTS OF TRUSTEE.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest (as such term is defined in Section 310(b) of the TIA), it must eliminate such conflict within 90 days, apply to the Commission for permission to continue as trustee (to the extent permitted under Section 310(b) of the TIA) or resign. Any agent may do the same with like rights and duties. The Trustee is also subject to Sections 5.11 and 5.12 hereof.

                  SECTION 5.4. MONEY HELD IN TRUST.

                  Money held by the Trustee in trust hereunder shall not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise expressly agreed with the Company.

                  SECTION 5.5. TRUSTEE'S DISCLAIMER.

                  The recitals contained herein and in the Securities (except for those in the certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity, sufficiency or priority of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

                  SECTION 5.6. NOTICE OF DEFAULTS.

                  Within 90 days after the occurrence of any Default or Event of Default hereunder of which a Responsible Officer of the Trustee has received written notice, the Trustee shall give notice to Holders, unless such Default or Event of Default shall have been cured or waived; provided, however, that, except in the case of a Default or Event of Default described in Sections 4.1(a) or (b), the Trustee shall be protected in withholding such notice if and so long as Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders. The second sentence of this Section 5.6 shall be in lieu of the proviso to Section 315(b) of the TIA and such proviso is hereby expressly excluded from this Indenture, as permitted by the TIA. The Trustee shall not be deemed to have knowledge of a Default unless a Responsible Officer of the Trustee has received written notice of such Default.

                  SECTION 5.7. REPORTS BY TRUSTEE TO HOLDERS.

                  The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required by Section 313 of the TIA at the times and in the manner provided by the TIA.

                  A copy of each report at the time of its mailing to Holders shall be filed with the SEC, if required, and each stock exchange, if any, on which the Securities and the Common Stock are listed. The Company shall promptly notify the Trustee when the Securities or the Common Stock become listed on any stock exchange.

                  SECTION 5.8. COMPENSATION AND INDEMNIFICATION.

                  The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as agreed to in writing by the Trustee and the Company (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Company covenants and agrees to pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ), except to the extent that any such expense, disbursement or advance is due to its negligence or bad faith. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 4.1, the expenses
(including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any bankruptcy law. The Company also covenants to indemnify the Trustee and its officers, directors, employees and agents for, and to hold such Persons harmless against, any loss, liability or expense incurred by them, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder or the performance of their duties hereunder, including the costs and expenses of defending themselves against or investigating any claim of liability in the premises, except to the extent that any such loss, liability or expense was due to the negligence or willful misconduct of such Persons. The obligations of the Company under this Section
5.8 to compensate and indemnify the Trustee and its officers, directors, employees and agents and to pay or reimburse such Persons for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture or the earlier resignation or removal of the Trustee. Such additional indebtedness shall be a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities, and the Securities are hereby subordinated to such senior claim. "Trustee" for purposes of this Section 5.8 shall include any predecessor Trustee, in its capacity as Trustee, but the negligence or willful misconduct of any Trustee shall not affect the indemnification of any other Trustee.

                  SECTION 5.9. REPLACEMENT OF TRUSTEE.

                  A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 5.9.

                  The Trustee may resign and be discharged from the trust hereby created by so notifying the Company in writing. The Holders of at least a majority of the principal amount of Outstanding Securities may remove the Trustee by so notifying the Trustee and the Company in writing. The Company must remove the Trustee if:

                  (i) the Trustee  fails to comply with  Section  5.11 hereof or
Section 310 of the TIA;

                  (ii) the Trustee becomes incapable of acting;

                  (iii) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law; or

                  (iv) a Custodian or public officer takes charge of the Trustee or its property.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of the Trustee for any reason, the Company shall promptly appoint a successor Trustee. The Trustee shall be entitled to payment of its fees and reimbursement of its expenses while acting as Trustee. Within one year after the successor Trustee takes office, the Holders of at least a majority of the aggregate principal amount of Outstanding Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

                  Any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee if the Trustee fails to comply with Section 5.11.

                  If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation or removal, the resigning or removed Trustee, as applicable, may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The Company shall issue a notice of the successor Trustee's succession to the Holders. Upon payment of its charges, the retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject nevertheless to its lien, if any, provided for in
Section 5.8 hereof.  Notwithstanding replacement of the Trustee pursuant to this
Section 5.9 hereof, the Company's obligations under Section 5.8 hereof shall continue for the benefit of the retiring Trustee with respect to expenses, losses and liabilities incurred by it prior to such replacement.

                  SECTION 5.10. SUCCESSOR TRUSTEE BY MERGER, ETC.

                  Subject to Section 5.11 hereof, if the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or national banking association, the successor entity without any further act shall be the successor Trustee as to the Securities.

                  SECTION 5.11. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

                  The Trustee  shall at all times  satisfy the  requirements  of
Section 310(a)(1), (2) and (5) of the TIA. The Trustee shall at all times have (or, in the case of a corporation included in a bank holding company system, the related bank holding company shall at all times have), a combined capital and surplus of at least $50 million as set forth in its (or its related bank holding company's) most recent published annual report of condition. The Trustee is subject to Section 310(b) of the TIA.

                  SECTION 5.12. COLLECTION OF CLAIMS AGAINST THE COMPANY.

                  The Trustee is subject to Section 311(a) of the TIA, excluding any creditor relationship listed in Section 311(b) of the TIA. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the TIA to the extent indicated therein.

                                   ARTICLE 6

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

                  SECTION 6.1. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

                  The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

                  (1) in the event that the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia;

                  (2) in the event that the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the entity surviving such transaction or transferee entity is not the Company, then such surviving or transferee entity shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of all and any amounts when due on all the Securities and the performance of every covenant of this Indenture and the Securities on the part of the Company to be performed or observed and shall have provided for the conversion rights provided in Article 12;

                  (3) immediately after giving effect to such transaction, no Event of Default, and no Default, shall have occurred and be continuing; and

                  (4) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  SECTION 6.2. SUCCESSOR CORPORATION SUBSTITUTED.

                  Upon any consolidation or merger by the Company with or into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety to any Person, in accordance with Section 6.1 hereof, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein. In the event of any such conveyance or transfer, the Company (which term shall for this purpose mean the Person named as the "Company" in the first paragraph of this Indenture or any successor Person which shall theretofore become such in the manner described in Section 6.1 hereof), except in the case of a lease to another Person, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities and may be dissolved and liquidated.

                                   ARTICLE 7

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

                  SECTION 7.1. WITHOUT CONSENT OF HOLDERS OF SECURITIES.

                  Without the consent of any Holders of Securities, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may amend this Indenture and the Securities to:

                  (a) add to the covenants of the Company for the benefit of the Holders of Securities;

                  (b) surrender any right or power herein conferred upon the Company;

                  (c) provide for conversion rights of Holders of Securities if any reclassification or change of the Company's Common Stock or any consolidation, merger or sale of all or substantially all of the Company's assets occurs;

                  (d) provide for the assumption of the Company's obligations to the Holders of Securities in the case of a merger, consolidation, conveyance, transfer or lease pursuant to Article 6 hereof;

                  (e) reduce the Conversion Price; provided, however, that such reduction in the Conversion Price shall not adversely affect the interest of the Holders of Securities (after taking into account tax and other consequences of such reduction);

                  (f) comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the TIA;

                  (g) make any changes or modifications necessary in connection with the registration of the Securities under the Securities Act as contemplated in the Registration Rights Agreement, provided that such change or modification does not, in the good faith opinion of the Board of Directors and the Trustee, adversely affect the interest of the Holders in any material respect;

                  (h) cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or which is otherwise defective, or to make any other provisions with respect to matters or questions arising under this Indenture which the Company may deem necessary or desirable and which shall not be inconsistent with the provisions of this Indenture; provided, however, that such action pursuant to this clause (h) does not, in the good faith opinion of the Board of Directors of the Company (as evidenced by a Board Resolution), adversely affect the interests of the Holders of Securities in any material respect;

                  (i) add any guarantees with respect to the Securities; and

                  (j) add or modify any other provisions herein with respect to matters or questions arising hereunder which the Company and the Trustee may deem necessary or desirable and which will not adversely affect in any material respects the interests of the Holders of Securities.

                  SECTION 7.2. WITH CONSENT OF HOLDERS OF SECURITIES.

                  Except as provided below in this Section 7.2, this Indenture or the Securities may be amended, modified or supplemented, and noncompliance in any particular instance with any provision of this Indenture or the Securities may be waived, in each case (i) with the written consent of the Holders of at least a majority of the aggregate principal amount of the Outstanding Securities or (ii) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of a majority of the aggregate principal amount of the Outstanding Securities represented and voting at such meeting pursuant to Section 8.4.

                  Without the written consent or the affirmative vote of each Holder of Securities affected thereby, an amendment or waiver under this Section
7.2 may not:

                  (a) change the Stated Maturity of the principal amount of, or any installment of Interest on, any Security;

                  (b) reduce the Principal, Interest, Redemption Price or Repurchase Price payable on any Security;

                  (c) change the currency of any amount owed or owing under the Security or any interest thereon from U.S. Dollars;

                  (d) alter or otherwise modify the Interest Rate on any Security, or the manner of calculation thereof, or extend time for payment of any Interest due and payable to the Holders of the Securities;

                  (e) impair the right of any Holder to institute suit for the enforcement of any payment in or with respect to any Security;

                  (f) modify the obligation of the Company to maintain an office or agency in The City of New York pursuant to Section 9.2;

                  (g) except as otherwise permitted herein, adversely affect the purchase right of the Holders of the Securities as provided in Article 11 or the right of the Holders of the Securities to convert any Security as provided in
Article 12;

                  (h) modify the provisions of Article 10 in a manner adverse to the Holders of the Securities; or

                  (i) modify any of the provisions of this Section, or reduce the percentage of voting interests required to waive a default, except to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby.

                  It shall not be necessary for any Act of Holders of Securities under this Section 7.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  SECTION 7.3. COMPLIANCE WITH TRUST INDENTURE ACT.

                  Every amendment to this Indenture or the Securities shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

                  SECTION 7.4. REVOCATION OF CONSENTS AND EFFECT OF CONSENTS OR VOTES.

                  Until an amendment, supplement or waiver becomes effective, a written consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security; provided, however, that unless a record date shall have been established, any such Holder or subsequent Holder may revoke the consent as to its Security or portion of a Security if the Trustee receives written notice of revocation before the date the amendment, supplement or waiver becomes effective.

                  An amendment, supplement or waiver becomes effective on receipt by the Trustee of written consents from or affirmative votes by, as applicable, the Holders of the requisite percentage of the aggregate principal amount of the Outstanding Securities, and thereafter shall bind every Holder of Securities; provided, however, if the amendment, supplement or waiver makes a change described in any of the clauses (a) through (i) of Section 7.2, the amendment, supplement or waiver shall bind only each Holder of a Security which has consented to it or voted for it, as applicable, and every subsequent Holder of a Security or portion of a Security that evidences the same indebtedness as the Security of the consenting or affirmatively voting Holder, as applicable.

                  SECTION 7.5. NOTATION ON OR EXCHANGE OF SECURITIES.

                  If an amendment,  supplement or waiver  changes the terms of a
Security:

                  (a) the Trustee may require the Holder of a Security to deliver such Securities to the Trustee, the Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder and the Trustee may place an appropriate notation on any Security thereafter authenticated; or

                  (b) if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

                  Failure to make the appropriate notation or issue a new Security shall not affect the validity and effect of such amendment, supplement or waiver.

                  SECTION 7.6. TRUSTEE TO SIGN AMENDMENT, ETC.

                  The Trustee shall sign any amendment authorized pursuant to this Article 7 if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If the amendment does adversely affect the rights, duties, liabilities or immunities of the Trustee, the Trustee may but need not sign it. In signing or refusing to sign any amendment hereunder, the Trustee shall be entitled to receive and shall be fully protected in relying upon an Officers' Certificate and an Opinion of Counsel as conclusive evidence that such amendment is authorized or permitted by this Indenture and that all conditions precedent relating thereto have been complied with.

                                   ARTICLE 8

                        MEETING OF HOLDERS OF SECURITIES

                  SECTION 8.1. PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

                  A meeting of Holders of Securities may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities.

                  SECTION 8.2. CALL NOTICE AND PLACE OF MEETINGS.

                  (a) The Trustee may at any time call a meeting of Holders of Securities for any purpose specified in Section 8.1, to be held at such time and at such place in The City of New York. Notice of every meeting of Holders of Securities, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 13.2, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

                  (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% of the aggregate principal amount of the Outstanding Securities shall have requested the Trustee to call a meeting of the Holders of Securities for any purpose specified in Section 8.1 hereof, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities in the amount specified, as applicable, may determine the time and the place in The City of New York for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph (a) of this Section 8.2.

                  SECTION 8.3. PERSONS ENTITLED TO VOTE AT MEETINGS.

                  To be entitled to vote at any meeting of Holders of Securities, a Person shall be (a) a Holder of one or more Outstanding Securities, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel, and any representatives of the Company and its counsel.

                  SECTION 8.4. QUORUM; ACTION.

                  The Persons entitled to vote a majority of the aggregate principal amount of the Outstanding Securities shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 8.2(a), except that such notice need be given only once and not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the aggregate principal amount of the Outstanding Securities which shall constitute a quorum.

                  Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum, the Persons entitled to vote 25% of the aggregate principal amount of the Outstanding Securities shall constitute a quorum for the taking of any action set forth in the notice of the original meeting.

                  At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters (except as limited by Section 7.2) shall be effectively passed and decided if passed or decided by the Persons entitled to vote not less than a majority of the aggregate principal amount of Outstanding Securities represented and voting at such meeting.

                  Any resolution passed or decisions taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities, whether or not present or represented at the meeting.

                  SECTION 8.5. DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS.

                  (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 13.4 hereof and the appointment of any proxy shall be proved in the manner specified in Section
13.4 hereof. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 13.4 hereof or other proof.

                  (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman (which may be the Trustee) of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in
Section 8.2(b), in which case the Company or the Holders of Securities calling the meeting, as applicable, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority of the aggregate principal amount of the Outstanding Securities represented at the meeting.

                  (c) At any meeting, each Holder of a Security or proxy shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

                  (d) Any meeting of Holders of Securities duly called pursuant to Section 8.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority of the aggregate principal amount of the Outstanding Securities represented at the meeting, and the meeting may be held as so adjourned without further notice.

                  SECTION 8.6. COUNTING VOTES AND RECORDING ACTION OF MEETINGS.

                  The vote upon any resolution submitted to any meeting of Holders of Securities shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the principal amount and serial numbers of the Outstanding Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 8.2 and, if applicable, Section 8.4. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                   ARTICLE 9

                                    COVENANTS

                  SECTION  9.1.   PAYMENT  OF   PRINCIPAL,   REDEMPTION   PRICE,
REPURCHASE PRICE AND INTEREST.

                  The Company will duly and punctually make all payments in respect of the Securities including the Principal of and Interest on the Securities and the Redemption Price and the Repurchase Price when and if at any time any such foregoing amounts are due and payable in accordance with the terms of the Securities and this Indenture. The Company will deposit or cause to be deposited with the Trustee as directed by the Trustee, on or before the day of the Stated Maturity of any Security, all payments so due.

                  SECTION 9.2. MAINTENANCE OF OFFICES OR AGENCIES.

                  The Company hereby appoints the Trustee's Corporate Trust Office as its office in the Borough of Manhattan, The City of New York, where Securities may be:

                  (i) presented or surrendered for payment;

                  (ii) surrendered for registration of transfer or exchange;

                  (iii) surrendered for conversion;

and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served.

                  The Company will maintain in The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee, and notice to the Holders in accordance with Section 13.2 hereof, of the appointment or termination of any such agents and of the location and any change in the location of any such office or agency.

                  If at any time the Company shall fail to maintain any such required office or agency in The City of New York, or shall fail to furnish the Trustee with the address thereof, presentations and surrenders may be made at, and notices and demands may be served on, the Corporate Trust Office of the Trustee.

                  SECTION 9.3. CORPORATE EXISTENCE.

                  Subject to Article 6 hereof, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises of the Company; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine in good faith that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders.

                  SECTION 9.4. REPORTS.

(a) The Company, shall deliver to the Trustee within 15 days after it files them with the Commission copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act; provided, however, the Company shall not be required to deliver to the Trustee any materials for which the Company has sought and received confidential treatment by the SEC. The Company also shall comply with the other provisions of Section 314(a) of the TIA.

                  SECTION 9.5. COMPLIANCE CERTIFICATE.

                  The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year of the Company, an Officers' Certificate stating that in the course of the performance by the signers of their duties as Officers of the Company, they would normally have knowledge of any failure by the Company to comply with all conditions, or Default by the Company with respect to any covenants, under this Indenture, and further stating whether or not they have knowledge of any such failure or Default and, if so, specifying each such failure or Default and the nature thereof. In the event an Officer of the Company comes to have actual knowledge of a Default, regardless of the date, the Company shall deliver an Officers' Certificate to the Trustee within five Business Days of obtaining such actual knowledge specifying such Default and the nature and status thereof.

                  SECTION 9.6. DELIVERY OF CERTAIN INFORMATION.

                  At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder or any beneficial owner of Securities or holder or beneficial owner of shares of Common Stock issued upon conversion thereof, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder or any beneficial owner of Securities or holder or beneficial owner of shares of Common Stock, or to a prospective purchaser of any such security designated by any such holder, as the case may be, to the extent required to permit compliance by such Holder or holder with Rule 144A under the Securities Act in connection with the resale of any such security. "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act. Whether a Person is a beneficial owner shall be determined by the Company to the Company's reasonable satisfaction.

                                   ARTICLE 10

                            REDEMPTION OF SECURITIES

                  SECTION 10.1. OPTIONAL REDEMPTION.

                  (a) At any time after August 1, 2008, except for Securities that it is required to purchase pursuant to Section 11.1 or required to convert pursuant to Section 12.1, the Company may, at its option, redeem the Securities in whole at any time or in part from time to time, on any date prior to the Stated Maturity of such Securities, upon notice as set forth in Section 10.4, at the Redemption Price (expressed in percentages of the principal amount) set forth below if, but only if, redeemed on a Redemption Date occurring during the 12-month period beginning on August 1 of the years indicated:

        During the Twelve Months Commencing              Redemption Price
------------------------------------------------         ----------------
2008.............................................            103.000%
2009.............................................            102.000%
2010.............................................            101.000%
2011 and thereafter..............................            100.000%


                  (b) If the Company exercises its option to redeem the Securities pursuant to this Section 10.1, a Holder may nevertheless exercise its right to have its Securities purchased pursuant to Section 11.1, if applicable, and to convert such Securities pursuant to Article 12, in each case, until the close of business two Business Days immediately preceding the Redemption Date.

                  (c) The Company shall pay any Interest to the Holder of the Securities called for redemption (including those Securities which are converted into Common Stock after the date the notice of the redemption is mailed and prior to the Redemption Date) accrued but not paid to, but excluding, the Redemption Date pursuant to Section 1 of the Global Security; provided, however, that if the Redemption Date is an Interest Payment Date, the Company shall pay the Interest to the Holder of the Security at the close of business on such Interest Payment Date.

                  SECTION 10.2. NOTICE TO TRUSTEE.

                  If the Company elects to redeem Securities pursuant to the provisions of Section 10.1 hereof (such election to be ordered by a Board Resolution), it shall notify the Trustee at least 45 days prior to the intended Redemption Date (unless a shorter notice shall be satisfactory to the Trustee) of (i) such intended Redemption Date, (ii) the principal amount of Securities to be redeemed and (iii) the CUSIP numbers of the Securities to be redeemed.

                  SECTION 10.3. SELECTION OF SECURITIES TO BE REDEEMED.

                  If fewer than all the Securities are to be redeemed, the Trustee shall select the particular Securities to be redeemed from the Outstanding Securities by a method that complies with the requirements of any exchange on which the Securities are listed, or, if the Securities are not listed on an exchange, on a pro rata basis or by lot or in accordance with any other method the Trustee considers fair and appropriate. The Trustee may select for redemption portions of the principal amount of Securities that have denominations larger than $1,000.

                  Securities and portions thereof that the Trustee selects shall be in principal amounts in integral multiples of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be redeemed.

                  The Trustee shall promptly notify the Company and the Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  If any Security selected for partial redemption is converted or elected to be purchased in part before termination of the conversion right or purchase right with respect to the portion of the Security so selected, the converted or purchased portion of such Security shall be deemed to be the portion selected for redemption; provided, however, that the Holder of such Security so converted or purchased and deemed redeemed shall not be entitled to any additional interest payment as a result of such deemed redemption than such Holder would have otherwise been entitled to receive upon conversion or purchase of such Security subject to Section 1 of the Global Security. Securities which have been converted or purchased during a selection of Securities to be redeemed may be treated by the Trustee as outstanding for the purpose of such selection.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

                  SECTION 10.4. NOTICE OF REDEMPTION.

                  Notice of redemption  shall be given in the manner provided in
Section 13.2 to the Holders of Securities to be redeemed. Such notice shall be given not less than 30 nor more than 60 days prior to the intended Redemption Date.

                  All notices of redemption shall state:

                  (1) such intended Redemption Date;

                  (2) the Redemption Price and Interest accrued and unpaid to, but excluding, the Redemption Date, if any;

                  (3) if fewer than all the Outstanding Securities are to be redeemed, the principal amount of Securities to be redeemed and the principal amount of Securities which will be outstanding after such partial redemption;

                  (4) that on the Redemption Date the Redemption Price and Interest accrued and unpaid to, but excluding, the Redemption Date, if any, will become due and payable upon each such Security to be redeemed;

                  (5) the Conversion Price, the date on which the right to convert the principal of the Securities to be redeemed will terminate and the places where such Securities may be surrendered for conversion;

                  (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price and accrued and unpaid Interest, and

                  (7) the CUSIP number of the Securities.

                  The notice given shall specify the last date on which exchanges or transfers of Securities may be made pursuant to Section 2.6, and shall specify the serial numbers of Securities and the portions thereof called for redemption.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request delivered at least 20 days prior to the date of the mailing of such Notice (unless a shorter period shall be acceptable to the Trustee), by the Trustee in the name of and at the expense of the Company.

                  SECTION 10.5. EFFECT OF NOTICE OF REDEMPTION.

                  Notice of redemption  having been given as provided in Section
10.4 hereof, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued and unpaid Interest) such Securities shall cease to bear Interest. Upon surrender of any such Security for redemption in accordance with such notice, such Security shall be paid by the Company at the Redemption
Price; provided, however, the installments of Interest on Securities whose Stated Maturity is prior to or on the Redemption Date shall be payable to the Holders of such Securities, registered as such on the relevant Regular Record Date.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid, bear Interest from the Redemption Date at the Interest Rate.

                  SECTION 10.6. DEPOSIT AND PAYMENT OF REDEMPTION PRICE.

                  Prior to or on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company or a Subsidiary or an Affiliate of either of them is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 2.4) an amount of money in immediately available funds sufficient to pay the Redemption Price, and accrued and unpaid Interest in respect of all the Securities to be redeemed on that Redemption Date from the last Interest Payment Date to but not including the Redemption Date, other than any Securities called for redemption on that date which have been converted prior to the date of such deposit, and accrued and unpaid Interest on such Securities. The Trustee and Paying Agent shall then cause such funds to be paid to the Holders of the Securities being redeemed in accordance with this Article.

                  If any Security delivered for redemption shall not be so redeemed by payment to the Holders thereof on the Redemption Date, the principal amount of such Security shall, until it is redeemed, bear Interest on the Redemption Date to but not including the actual date of redemption at the Interest Rate, and each such Security shall remain convertible into shares of Common Stock pursuant to Article 12 until such Security shall have been so redeemed.

                  If any Security called for redemption is converted, any money deposited with the Trustee or with a Paying Agent or so segregated and held in trust for the redemption of such Security shall be paid to the Company upon request by the Company or, if then held by the Company, shall be discharged from such trust.

                  SECTION 10.7. SECURITIES REDEEMED IN PART.

                  Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 9.2 hereof (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or the Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of any authorized denomination as requested by such Holder in principal amount equal to and in exchange for the unredeemed portion of the Security so surrendered.

                                   ARTICLE 11

                PURCHASE AT THE OPTION OF A HOLDER UPON SPECIFIC
                     REPURCHASE DATES OR A CHANGE OF CONTROL

                  SECTION 11.1. PURCHASE RIGHT.

                  (a) On August 1 of 2008, 2013 and 2018, (each, a "SPECIFIC REPURCHASE DATE"), each Holder shall have the right (the "PURCHASE RIGHT"), at the Holder's option, to require the Company to repurchase for cash, and upon the exercise of such right the Company shall purchase, all of such Holder's Securities not theretofore called for redemption, or any portion of the principal amount thereof that is equal to $1,000 or an integral multiple thereof as directed by such Holder pursuant to Section 11.3 (provided that no single Security may be purchased in part unless the portion of the principal amount of such Security to be outstanding after such purchase is equal to $1,000 or an integral multiple thereof), at a purchase price equal to 100% of the principal amount of the Securities to be purchased (the "REPURCHASE PRICE"), plus accrued and unpaid Interest on those Securities to, but excluding the Specific Repurchase Date. Holders may submit their Securities for repurchase to the Paying Agent at any time from the opening of business on the date that is 20 Business Days prior to the applicable Specific Repurchase Date until the close of business on the Specific Repurchase Date.

                  (b) In the event that a Change in Control (together with the specific Repurchase Dates, the "REPURCHASE EVENTS") shall occur, each Holder shall have the Purchase Right, at the Holder's option, but subject to the provisions of Section 11.2 hereof, to require the Company to purchase, and upon the exercise of such right the Company shall purchase, all of such Holder's Securities not theretofore called for redemption, or any portion of the principal amount thereof that is equal to $1,000 or an integral multiple thereof as directed by such Holder pursuant to Section 11.3 (provided that no single Security may be purchased in part unless the portion of the principal amount of such Security to be outstanding after such purchase is equal to $1,000 or an integral multiple thereof), on the date (the "CHANGE OF CONTROL PURCHASE Date" together with the Specific Repurchase Date, the "REPURCHASE DATE") that is a Business Day no earlier than 20 days nor later than 60 days after the date of the Repurchase Election Form (as defined below) at a purchase price equal to the Repurchase Price, plus accrued and unpaid Interest to, but excluding, the Change of Control Purchase Date; provided, however, that (i) installments of Interest on Securities whose Stated Maturity is prior to or on the Change of Control Purchase Date shall be payable to the Holders of such Securities, registered as such on the relevant Regular Record Date according to their terms and the



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provisions  of  Section  1 of the Form of  Global  Security  attached  hereto at
Exhibit A. If the Holders have a Repurchase Right pursuant to this Section 11.2(b), the Company shall issue a press release through Dow Jones & Company, Inc. or Bloomberg Business News containing the relevant information and make such information available on the Company's website or through another public medium as the Company may use at such time.

                  SECTION 11.2. REPURCHASE EVENT NOTICE.

                  No later than 20 Business Days after the occurrence of a Repurchase Event, the Company shall mail a written notice of the Repurchase Event (the "REPURCHASE EVENT NOTICE") by first class mail to the Trustee and to each Holder (and to beneficial owners as required by applicable law) pursuant to
Section 13.2. The Repurchase Event Notice shall include a form of notice (the "REPURCHASE ELECTION FORM") to be completed by the Holder and delivered to the Paying Agent pursuant to Section 11.3, and shall state the following:

                  (1) that it is a Repurchase Event Notice pursuant to this Section;

                  (2) the events causing a Repurchase Event and the date of such Repurchase Event;

                  (3) the procedures with which such Holder must comply to exercise its right to have its Securities purchased pursuant to Section 11.1, including the date by which the completed Repurchase Election Form pursuant to
Section 11.3 and the Securities the Holder elects to have purchased  pursuant to
Section 11.1 must be delivered to the Paying Agent in order to have such Securities purchased by the Company pursuant to Section 11.1, the name and address of the Paying Agent and that the Securities as to which a Repurchase Election Form has been given may be converted, if they are otherwise convertible pursuant to Article 12, only if the completed and delivered Repurchase Election Form has been withdrawn in accordance with the terms of the Indenture, the Holder's conversion rights pursuant to Article 12 and the Conversion Rate then in effect and any adjustments thereto;

                  (4) the Repurchase Date and the Repurchase Price;

                  (5) that, unless the Company defaults in making payment of such Repurchase Price, Interest on the Securities surrendered for purchase by the Company will cease to accrue on and after the Repurchase Date; and

                  (6) the CUSIP number of the Securities.

                  No failure by the Company to give the foregoing Repurchase Election Form shall limit any Holder's right to exercise its rights pursuant to
Section 11.1 or affect the validity of the proceedings for the purchase of its Securities hereunder.


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

                  SECTION 11.3. DELIVERY OF REPURCHASE ELECTION FORM; FORM OF REPURCHASE ELECTION FORM; WITHDRAWAL OF REPURCHASE ELECTION FORM.

                  (a) The Company shall deliver, or cause the Trustee or Paying Agent, to deliver, to all Holders (and beneficial holders of the Securities) a Repurchase Election Form substantially in the form of Exhibit D hereto, which with respect to Holders purchase rights set forth in Section 11.1(a) or Section 11.1(b) and , shall be delivered to such Holders at least 20 Business Days prior to the Repurchase Event Purchase Date and, as set forth in Section 11.2, shall be included in the Repurchase Election Form; provided that the delivery of such form of Repurchase Election Form to the Holders shall be made in the Company's name and at the Company's expense and the text of such form of Repurchase Election Form shall be prepared by the Company pursuant to clause (b) of this Section.

                  (b) The form of Repurchase Election Form shall provide instructions regarding procedures with which holders must comply to exercise their rights pursuant to Section 11.1 and the completion of the Repurchase Election Form and also shall state:

                  (1) that it is the Repurchase Election Form pursuant to Sections 11.2 and 11.3 of the Indenture and must be completed by the Holder and delivered to the Paying Agent (and any beneficial holder of securities), together with the delivery of the holder's Securities for which the holder will exercise its purchase rights pursuant to Section 11.1, for such holder to receive the Repurchase Price;

                  (2) the name and address of the Paying Agent to, and the date by, which the completed Repurchase Election Form and Securities must be delivered in order for the holder to receive the applicable purchase price;

                  (3) the portion of the principal amount of the Security which the Holder will deliver to be purchased, which portion must be in Principal Amounts of $1,000 or an integral multiple thereof;

                  (4) any other procedures then applicable that the Holder must follow to exercise rights under Article 11 and a brief description of those rights;

                  (5) the Repurchase Date and the Repurchase Price;

                  (6) the procedures with which such Holder must comply to exercise its right to have its Securities purchased pursuant to Section 11.1, including the date by which the completed Repurchase Election Form pursuant to
Section 11.3 and the Securities the Holder elects to have purchased  pursuant to
Section 11.1 must be delivered to Paying Agent in order to have such Securities purchased by the Company pursuant to Section 11.1, the name and address of the Paying Agent and that the Securities as to which a Repurchase Election Form has been given may be converted, if they are otherwise convertible pursuant to
Article 12, only if the completed and delivered Repurchase Election Form has been withdrawn in accordance with the terms of the Indenture, the Holder's


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

conversion rights pursuant to Article 12, the Conversion Rate then in effect and any adjustments thereto;

                  (7) the Holder's right to withdraw a completed and delivered Repurchase Election Form, the procedures for withdrawing a Repurchase Election Form, pursuant to clause (c) below and that Securities as to which a completed and delivered Repurchase Election Form may be converted, if they are convertible only in accordance with Article 12, if the applicable completed and delivered Repurchase Election Form has been withdrawn;

                  (8) that, unless the Company defaults in making payment on Securities for which a Repurchase Election Form has been submitted, Interest on such Securities will cease to accrue on the Repurchase Date; and

                  (9) the CUSIP number of the Securities.

                  (c) Notwithstanding anything herein to the contrary, any Holder which has delivered a completed Repurchase Election Form to the Paying Agent shall have the right to withdraw such Repurchase Election Form by delivery of a written notice of withdrawal delivered to the office of the Paying Agent in accordance with the Repurchase Election Form at any time prior to the close of business on the day immediately preceding the Repurchase Date specifying:

                  (1) the certificate number, if any, of the Security in respect of which such notice of withdrawal is being submitted;

                  (2) the principal amount of the Security with respect to which such notice of withdrawal is being submitted; and

                  (3) the principal amount, if any, of such Security which remains subject to the original Repurchase Election Form and which has been or will be delivered for purchase by the Company.

                  The Paying Agent shall promptly notify the Company of the receipt by it of any Repurchase Election Form or written notice of withdrawal thereof.

                  SECTION 11.4. EXERCISE OF PURCHASE RIGHTS.

                  To exercise a purchase right pursuant to Section 11.1, a Holder must deliver to the Trustee at its offices on or prior to the close of business on the Business Day prior to the Repurchase Date the following:

                  (a) a completed Repurchase Election Form; and

                  (b) the Securities or cause such Securities to be delivered through the facilities of the Depositary, as applicable, with respect to which the purchase right is being exercised, with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer, in form


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

satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing.

                  SECTION 11.5. DEPOSIT AND PAYMENT OF THE PURCHASE PRICE.

                  (a) If a Holder has exercised  its rights  pursuant to Section
11.1 and has satisfied the conditions for the exercise of such rights in accordance with Section 11.4, then the Company shall, prior to 10:00 a.m. (New York City time) on the Business Day following the Repurchase Date deposit with the Trustee or with the Paying Agent (or, if the Company or a Subsidiary or an Affiliate of either of them is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 2.4) an amount of money in immediately available funds, if deposited on such Business Day sufficient to pay the aggregate Repurchase Price of all the Securities or portions thereof which are to be purchased on such purchase date, and the Trustee or Paying Agent, as applicable shall pay the Holder the Repurchase Price, as applicable, multiplied by the principal amount of Securities for which such rights were exercised and not withdrawn on or prior to the Purchase Date.

                  (b) There shall be no purchase of any  Securities  pursuant to
Section 11.1 if there has occurred (prior to, on or after, as applicable, the giving, by the Holders of such Securities, of the required Repurchase Election
Form) and is continuing an Event of Default (other than a default in the payment of the Repurchase Price with respect to such Securities). The Paying Agent will promptly return to the respective Holders thereof any Securities (x) with respect to which a Repurchase Election Form has been withdrawn in compliance with this Indenture, or (y) held by it during the continuance of an Event of Default (other than a default in the payment of the Repurchase Price with respect to such Securities) in which case, upon such return, the Repurchase Election Form with respect thereto shall be deemed to have been withdrawn.

                  (c) If any Security delivered for purchase pursuant to Section
11.1 shall not be so paid on the Repurchase Date, the principal amount of such Security shall, until it is paid, bear Interest from the purchase date to but not including the date of actual payment hereunder at the Interest Rate, and each such Security shall remain convertible into shares of Common Stock pursuant to Article 12 until such Security shall have been paid.

                  SECTION 11.6. EFFECT OF DELIVERY OF CHANGE OF CONTROL PURCHASE NOTICE AND PURCHASE.

                  (a) Upon receipt by the Paying Agent of a Repurchase Election Form, the Holder of the Security in respect of which such Repurchase Election Form was delivered shall (unless such Repurchase Election Form is withdrawn pursuant to Section 11.3(c)) thereafter be entitled to receive solely the Repurchase Price with respect to such Security, and, if applicable, any accrued and unpaid Interest. Securities in respect of which a Repurchase Election Form has been delivered by the Holder thereof may not be converted pursuant to
Article 12 on or after the date of the delivery of such Repurchase Election Form


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

unless such Repurchase Election Form which has been completed and delivered to the Paying Agent has first been validly withdrawn pursuant to Section 11.3(c).

                  (b) All Securities delivered for purchase shall be canceled by the Trustee or Paying Agent, as applicable.

                  SECTION 11.7. CERTIFICATED SECURITIES PURCHASED IN PART.

                  Any Certificated Security which is to be purchased only in part shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in principal amount equal to, and in exchange for, the portion of the principal amount of the Security so surrendered which is not purchased.

                  SECTION 11.8. COVENANT TO COMPLY WITH SECURITIES LAWS UPON PURCHASE OF SECURITIES.

                  When complying with the provisions of this Article 11 (provided that such offer or purchase constitutes an "issuer tender offer" for purposes of Rule 13e-4 (which term, as used herein, includes any successor provision thereto) under the Exchange Act at the time of such offer or purchase), the Company shall (a) comply with Rule 13e-4 and Rule 14e-1 under the Exchange Act, (b) file the related Schedule TO (or any successor schedule, form or report) under the Exchange Act and (c) otherwise comply with all federal and state securities laws so as to permit the rights and obligations under this
Article  11 to be  exercised  in the time and in the  manner  specified  in this
Article 11.

                  SECTION 11.9. REPAYMENT TO THE COMPANY. The Trustee and the Paying Agent shall return to the Company any cash that remains unclaimed, together with interest or dividends, if any, thereon (subject to the provisions of Sections 2.3 and 5.4), held by them for the payment of the Repurchase Price; provided, however, that to the extent that the aggregate amount of cash deposited by the Company pursuant to Section 11.5 exceeds the aggregate
Repurchase Price of the Securities or portions thereof which the Company is obligated to purchase on the Purchase Date then, unless otherwise agreed in writing with the Company, promptly after the Business Day following such Purchase Date, the Trustee or Paying Agent, as applicable, shall return any such excess to the Company together with interest or dividends, if any, thereon, subject to the provisions of Section 5.4.

                                   ARTICLE 12

                            CONVERSION OF SECURITIES


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

                  SECTION 12.1. CONVERSION RIGHT; CONVERSION PRICE.

                  (a) Subject to and upon compliance with the provisions of this Article, at the option of the Holder at any time and from time to time, any Security or any portion of the principal amount thereof which is an integral multiple of $1,000 may be converted at the principal amount thereof, or of such portion thereof, into duly authorized, fully paid and nonassessable shares of Common Stock, at the Conversion Price, determined as hereinafter provided, in effect at the time of conversion; provided that such right of conversion may only be exercised under the following circumstances:

                        (i) during any Conversion Period, if the Market Price of
            the Common Stock for at least 20 Trading Days in the 30 consecutive Trading Day period ending on the last day of the preceding Fiscal Quarter was more than 110% of the Conversion Price in effect on such 30th Trading Day;

                        (ii) on or  before  August  15,  2018,  during  the five
            Business Day period following any 10 consecutive Trading Day period in which the average Market Price of the Securities for such 10 Trading Day period was less than 98% of the average Conversion Value of the Securities during the same 10 Trading Day period;

                        (iii) at any time prior to the close of  business on the
            day that is one Business Day immediately preceding a Redemption Date, if such Security has been called for redemption pursuant to
            Article 10 hereof; or

                        (iv) as provided in Section 12.1(b).

The Conversion Agent shall, on behalf of the Company, determine on a daily basis whether the Securities shall be convertible as a result of the occurrence of an event specified in clause (i) or clause (ii) above and, if the Securities shall be so convertible, the Conversion Agent shall promptly deliver to the Company and the Trustee written notice thereof whenever the Securities shall become convertible pursuant to Section 12.1 and the Company or, at the Company's request, the Trustee in the name and at the expense of the Company, shall notify the Holders of the event triggering such convertibility in the manner provided in Section 13.2, and the Company shall also publicly announce such information and publish it on the Company's web site. Any notice so given shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.

                  (b) In addition, in the event that:

                        (i) (A) the Company  distributes to all or substantially
            all holders of shares of Common Stock rights or warrants entitling them (for a period expiring within 60 days of the date for such distribution) to subscribe for or purchase shares of Common Stock, at a price per share less than the Market Price of the Common Stock at the time of the announcement of such distribution, (B) the

            Company distributes to all or substantially all holders of shares of Common Stock cash or other assets, debt securities or rights or warrants to purchase the Company's securities, where the Fair Market Value (as determined by the Board of Directors) of such distribution per share of Common Stock exceeds 5% of the Market Price of a share of Common Stock on the Business Day immediately preceding the date of declaration of such distribution or (C) an event that would constitute a Change of Control occurs but for the provisions of the provision to the definition of "Change of Control", then, in each case, the Securities may be surrendered for conversion at any time on and after the date that the Company gives notice to the Holders of such right, which shall be not less than 20 days prior to the Ex-Dividend Time for such distribution, in the case of clause (A) or
            (B), or within 20 Business Days after the occurrence of the event that would constitute a change of control, in the case of clause
            (C), until (1) the earlier of the close of business on the Business Day immediately preceding the Ex-Dividend Time or the date the Company announces that such distribution will not take place, in the case of clause (A) or (B), or (2) the earlier of 20 Business Days after the Company's delivery of the Repurchase Event Notice or the date the Company announces that the event that would constitute a change of control will not take place, in the case of clause (C); or

                        (ii) the Company consolidates with or merges into another Person, or is a party to a binding share exchange pursuant to which the shares of Common Stock would be converted into cash, securities or other property as set forth in Section 12.5 hereof, then the Securities may be surrendered for conversion at any time from and after the date which is 15 days prior to the date announced by the Company as the anticipated effective time of such transaction until 15 days after the actual date of such transaction, provided, however, that at the effective time of a transaction described in the immediately preceding clause, the right to convert a Security into Common Stock will be changed into a right to convert a Security into the kind and amount of cash, securities or other property which a Holder would have received if such Holder had converted such Security immediately prior to such transaction.

                  "CONVERSION PERIOD" means the period from and including the thirtieth Trading Day in a Fiscal Quarter to, but not including, the thirtieth Trading Day in the immediately following Fiscal Quarter.

                  "CONVERSION VALUE", on any day, means the product of the Market Price for the Common Stock as of such day multiplied by the then-current Conversion Rate.

                  "EX-DIVIDEND TIME" means, with respect to any issuance or distribution on shares of Common Stock, the first date on which the shares of Common Stock trade regular way on the principal securities market on which the shares of Common Stock are then traded without the right to receive such issuance or distribution.


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

                  The "CONVERSION RATE", at any time, shall equal (A) $1,000 divided by the Conversion Price at such time, rounded to three decimal places (rounded up if the fourth decimal place thereof is 5 or more and otherwise rounded down).

                  (c) The price at which shares of Common Stock shall be delivered upon conversion (the "CONVERSION PRICE") shall be initially equal to $8.375 per share of Common Stock, subject to adjustment, in certain instances, as provided in Section 12.4.

                  (d) No payment or adjustment will be made for dividends on, or other distributions with respect to, any Common Stock except as provided in this
Article 12.

                  SECTION 12.2. EXERCISE OF CONVERSION RIGHT

                  (a)  To  exercise  the  conversion  right  with  respect  to a
Certificated Security, a Holder must (1) deliver a completed conversion notice, the form of which is provided in Exhibit D, to the Depositary stating that the Holder elects to convert such Certificated Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted, (2) deliver duly signed completed conversion notice and the Certificated Security duly endorsed or assigned to the Company or in blank, at the office of any Conversion Agent, (3) pay all Interest to which the Holder is not entitled, if any, pursuant to Section 1 of the Global Security, and (4) pay any transfer taxes or other applicable taxes or duties, if required.

                  (b) To convert interests in a Global Security, a Holder must deliver to DTC the appropriate instruction form for conversion pursuant to DTC's conversion program.

                  (c) To the extent provided in Section 1 of the Global Security, Securities surrendered for conversion during the period from the close of business on any Regular Record Date to the opening of business on the next succeeding Interest Payment Date (except in the case of any Security whose Stated Maturity is prior to such Interest Payment Date) shall be accompanied by payment by such Holder in immediately available funds to the Company of an amount equal to the Interest to be received on such Interest Payment Date on the principal amount of Securities being surrendered for conversion. To the extent provided in Section 1 of the Global Security, Securities which have been called for redemption by the Company in a notice of redemption pursuant to Section 10.4, and are converted prior to redemption, shall not require such concurrent payment to the Company, and if converted during time period set forth in the preceding sentence, the Holders of such converted Securities shall be entitled to receive (and retain) any accrued interest on the principal amount of such surrendered Securities, if any.

                  (d) Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock at such time.

                  (e) In the case of any Security which is converted in part only, or if a Holder converts less than the principal amount it owns at such time, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in principal amount equal to the unconverted portion of the principal amount of such Securities.

                  (f) As promptly as practicable on or after the Conversion Date, the Company shall cause to be issued and delivered to the Conversion Agent a certificate or certificates for the number of full shares of Common Stock issuable upon conversion of such Securities, together with payment in lieu of any fraction of a share as provided in Section 12.3 hereof.

                  (g) A Security in respect of which a Holder has delivered a Repurchase Election Form exercising the option of such Holder to require the Company to purchase such Security may be converted only if such notice of exercise is withdrawn in accordance with Section 11.3(c).

                  SECTION 12.3. FRACTIONS OF SHARES.

                  No fractional shares of Common Stock shall be issued upon conversion of any Security or Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares of Common Stock which shall be issued upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issued upon conversion of any Security or Securities (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction (calculated to the nearest one-100th of a share) in an amount equal to the same fraction of the Market Price of the shares of Common Stock as of the Trading Day preceding the Conversion Date.

                  SECTION 12.4. ADJUSTMENT OF CONVERSION PRICE.

                  The   Conversion   Price  shall  be  subject  to   adjustment,
calculated in good faith by the Company, from time to time as follows:

                  (a) In case the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Conversion Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction:

                           (1) the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the Conversion Record Date fixed for such determination; and

                           (2) the denominator of which shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution.

                  Such reduction shall become effective immediately after the opening of business on the day following the Conversion Record Date. If any dividend or distribution of the type described in this Section 12.4(a) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

                  (b) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as applicable, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                  (c) In case the Company shall issue rights or warrants (other than any rights or warrants referred to in Section 12.4(d)) to all or substantially all holders of its outstanding shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into shares of Common Stock) at a price per share (or having a conversion price per share) less than the Current Market Price on the Conversion Record Date fixed for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect at the opening of business on the date after such Conversion Record Date by a fraction:

                           (1) the  numerator  of which  shall be the  number of
         shares of Common Stock outstanding at the close of business on the Conversion Record Date, plus the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase (or the aggregate conversion price of the convertible securities so offered) would purchase at such Current Market Price; and

                           (2) the denominator of which shall be the number of shares of Common Stock outstanding on the close of business on the Conversion Record Date, plus the total number of additional shares of

         Common Stock so offered for subscription or purchase (or into which the convertible securities so offered are convertible).

                  Such adjustment shall become effective immediately after the opening of business on the day following the Conversion Record Date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock (or securities convertible into Common Stock) are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered. In the event that such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration if other than cash, to be determined by the Board of Directors.

                  Notwithstanding the foregoing, in the event that the Company shall make a distribution subject to this Section 12.4(c), the Company may, in lieu of making any adjustment required pursuant to this Section 12.4(c), make proper provision so that each Holder of a Security who converts such Security (or a portion thereof) after the Conversion Record Date for such distribution shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversion, the securities such Holder would have received had such Holder converted such Security (or portion thereof) immediately prior to such Conversion Record Date.

                  (d) (i) In case the Company shall, by dividend or otherwise, distribute to all or substantially all holders of its Common Stock shares of any class of Capital Stock of the Company (other than any dividends or distributions to which Section 12.4(a) applies) or evidences of its indebtedness, cash or other assets, including securities, but excluding (1) any rights or warrants referred to in Section 12.4(c), (2) dividends or distributions of stock, securities or other property or assets (including cash) in connection with a reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance to which Section 12.11 applies and (3) dividends and distributions paid exclusively in cash (such Capital Stock, evidence of its indebtedness, cash, other assets or securities being distributed hereinafter in this Section 12.4(d) called the "DISTRIBUTED ASSETS"), then, in each such case, subject to clause (ii) of this Section 12.4(d), the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the Conversion Record Date with respect to such distribution by a fraction:

                           (1) the numerator of which shall be the Current Market Price on such date, less the Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution) on such date of the portion of the distributed assets so distributed applicable to one share of Common Stock (determined on the basis of the number of shares of Common Stock outstanding on the Conversion Record Date); and

                           (2) the denominator of which shall be such Current Market Price.

                  Such reduction shall become effective immediately prior to the opening of business on the day following the Conversion Record Date. However, in the event that the then Fair Market Value (as so determined) of the portion of the distributed assets so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Conversion Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion of a Security (or any portion thereof) the amount of distributed assets such Holder would have received had such Holder converted such Security (or portion thereof) immediately prior to such Conversion Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

                           (ii) If the Board of Directors determines the Fair Market Value of any distribution for purposes of this Section 12.4(d) by reference to the actual or when issued trading market for any distributed assets comprising all or part of such distribution, it must in doing so consider the prices in such market over the same period (the "REFERENCE PERIOD") used in computing the Current Market Price to the extent possible, unless the Board of Directors in a Board Resolution determines in good faith that determining the Fair Market Value during the Reference Period would not be in the best interest of the Holders.

                  In the event any such distribution consists of shares of capital stock of, or similar equity interests in, one or more of the Company's Subsidiaries (a "Spin-Off"), the Fair Market Value of the securities to be distributed shall equal the average of the closing sale prices of such securities on the principal securities market on which such securities are traded for the five consecutive Trading Days commencing on and including the sixth day of trading of those securities after the effectiveness of the Spin-Off, and the Current Market Price shall be measured for the same period. In the event, however, that an underwritten initial public offering of the securities in the Spin-Off occurs simultaneously with the Spin-Off, Fair Market Value of the securities distributed in the Spin-Off shall mean the initial public offering price of such securities and the Current Market Price shall mean the Market Price for the Common Stock on the same Trading Day.

                           (iii) Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's Capital Stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events specified in such rights or warrants or related instruments or agreements governing the same (a "TRIGGER EVENT"):

                           (1) are deemed to be transferred with such shares of Common Stock;

                           (2) are not exercisable; and

                           (3) are also issued in respect of future issuances of Common Stock;

shall be deemed not to have been distributed for purposes of this Section 12.4(d) (and no adjustment to the Conversion Price under this Section 12.4(d) will be required) until the occurrence of the earliest Trigger Event; provided that (1) if such right or warrant is subject to subsequent events, upon the occurrence of which such right or warrant shall become exercisable to purchase different distributed assets, evidences of indebtedness or other assets or entitle the holder to purchase a different number or amount of the foregoing or to purchase any of the foregoing at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and the Conversion Record Date with respect to a new right or warrant (and a termination or expiration of the existing right or warrant without exercise by the holder thereof); and (2) in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto, that resulted in an adjustment to the Conversion Price under this Section 12.4(d):

                           (1) in the case of any such rights or warrants which shall all have been redeemed or purchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or purchase to give effect to such distribution or Trigger Event, as applicable, as though it were a cash distribution, equal to the per share redemption or purchase price received by a holder of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or purchase; and

                           (2) in the case of such rights or warrants which shall have expired or been terminated without exercise, the Conversion Price shall be readjusted as if such rights and warrants had never been issued.

                  For purposes of this Section 12.4(d) and Sections 12.4(a), 12.4(b) and 12.4(c), any dividend or distribution to which this Section 12.4(d) is applicable that also includes shares of Common Stock, a subdivision or combination of Common Stock to which Section 12.4(b) applies, or rights or warrants to subscribe for or purchase shares of Common Stock to which Section 12.4(c) applies (or any combination thereof), shall be deemed instead to be:

                  (A) a dividend or distribution of the evidences of indebtedness, assets, shares of Capital Stock, rights or warrants, other than such shares of Common Stock, such subdivision or combination or such rights or warrants to which Sections 12.4(a), 12.4(b) and 12.4(c) apply, respectively (and any Conversion Price reduction required by this Section 12.4(d) with respect to such dividend or distribution shall then be made), immediately followed by

                  (B) a dividend or distribution of such shares of Common Stock, such subdivision or combination or such rights or warrants (and any further Conversion Price reduction required by Sections 12.4(a), 12.4(b) and 12.4(c) with respect to such dividend or distribution shall then be made), except:

                  (I) the Conversion Record Date of such dividend or distribution shall be substituted as (x) "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution", "Conversion Record Date fixed for such determinations" and "Conversion Record Date" within the meaning of Section 12.4(a), (y) "the day upon which such subdivision becomes effective" and "the day upon which such combination becomes effective" within the meaning of Section 12.4(b), and (z) as "the Conversion Record Date fixed for the determination of stockholders entitled to receive such rights or warrants", "the Conversion Record Date fixed for the determination of the stockholders entitled to receive such rights or warrants" and such "Conversion Record Date" within the meaning of Section 12.4(c); and

                  (II) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the Conversion Record Date fixed for such determination" within the meaning of
Section 12.4(a) and any reduction or increase in the number of shares of Common Stock resulting from such subdivision or combination shall be disregarded in connection with such dividend or distribution.

                  (e) In case the Company shall, by dividend or otherwise, distribute to all or substantially all holders of its Common Stock cash (excluding any dividend or distribution in connection with the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary), then, in such case, the Conversion Price shall be reduced so that the same shall equal the rate determined by multiplying the Conversion Rate in effect on the applicable record date by a fraction,

                                 (1) the numerator of which shall be the Current
                  Market Price on such record date less the full amount of cash so distributed as applicable to one share of Common Stock; and

                                 (2) the denominator of which shall be the Current Market Price on such record date, such adjustment to be effective immediately prior to the opening of business on the day following the Conversion Record Date; provided that if the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Conversion Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion the amount of cash such holder would have received had such Holder converted each Security on the Record Date. If such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price that would then be in effect if such dividend or distribution had not been declared.

                  (f) In case a tender or exchange offer made by the Company or any Subsidiary for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders of consideration per share of Common Stock having a Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution) that as of the last time (the "EXPIRATION TIME") tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) exceeds the Market Price of a share of Common Stock on the Trading Day next succeeding the Expiration Time, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the Expiration Time by a fraction,

                                 (1) the  numerator of which shall be the number
                  of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the Market Price of a share of Common Stock on the Trading Day next succeeding the Expiration Time such adjustment to become effective immediately prior to the opening of business on the day following the Expiration Time; and

                                 (2) the  denominator  of which shall be the sum
                  of (x) the Fair Market Value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted up to any such maximum, being referred to as the "PURCHASED SHARES") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Market Price of a share of Common Stock on the Trading Day next succeeding the Expiration Time.

         If the Company is obligated to purchase shares pursuant to any such tender or exchange offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price that would then be in effect if such tender or exchange offer had not been made.

                  (g) For purposes of this Section 12.4, the following terms shall have the meanings indicated:

                           (1) "CURRENT MARKET PRICE" shall mean the average of the daily Market Prices per share of Common Stock (or such other security as specified herein) for the ten consecutive Trading Days immediately prior to the date in question; provided, however, that if:

                           (i) the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 12.4(a), (b), (c), (d), (e) or (f) occurs during such ten consecutive Trading Days, the Market Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Market Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event;

                           (ii) the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 12.4(a), (b),
         (c), (d), (e) or (f) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Market Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Market Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event; and

                           (iii) the "ex" date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (i) or
         (ii) of this proviso, the Market Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the Fair Market Value (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of Section 12.4(d) or (f), whose determination shall be conclusive and set forth in a Board Resolution) of the evidences of indebtedness, shares of Capital Stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date.

                  Notwithstanding the foregoing, for purposes of any computation under Section 12.4(f), the Current Market Price of the Common Stock on any date shall be deemed to be the average of the daily Market Prices per share of Common Stock for such day and the next two succeeding Trading Days; provided, however, that if the "ex" date for any event (other than the tender offer requiring such computation) that requires an adjustment to the Conversion Price pursuant to
Section 12.4(a), (b), (c), (d), (e) or (f) occurs on or after the Expiration Time for the tender or exchange offer requiring such computation and prior to the day in question, the Market Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Market Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, when used:

                  (I) with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Market Price was obtained without the right to receive such issuance or distribution;

                  (II) with respect to any subdivision or combination of shares of Common Stock, means the first date on which the shares of Common Stock trade regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective; and

                  (III) with respect to any tender or exchange offer, means the first date on which the Common Stock trades regular way on such exchange or in such market after the Expiration Time of such offer.

                  Notwithstanding the foregoing, whenever successive adjustments to the Conversion Price are called for pursuant to this Section 12.4, such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this Section 12.4 and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

                           (1) "FAIR MARKET VALUE" shall mean, if there is a current market for the asset, debt or transaction in question, the amount that a willing buyer would pay a willing seller in an arm's length transaction or, in the absence of a current market for such asset, debt or transaction, the amount determined in good faith by the Board of Directors that represents its determination of the fair market value of the asset.

                           (2) "CONVERSION RECORD DATE" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

                  The Company may make such reductions in the Conversion Price, in addition to those required by Sections 12.4(a), (b), (c), (d), (e) or (f), as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes or otherwise.

                  (h) No adjustment need be made for (i) a transaction referred to in Sections 12.4 or 12.11 if Holders participate in the transaction without conversion on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of shares of Common Stock participate in the transaction; (ii) the issuance and distribution of rights to purchase shares of Common Stock pursuant to (A) a Company plan for reinvestment of dividends or interest, (B) a change in the par value or no par value of the shares of Common Stock or (C) to the extent the Securities become convertible pursuant to this Article 12 in whole or in part into cash, with respect to such cash after such cash is distributed to the Holders in satisfaction of such conversion right.

                  (i) To the extent permitted by applicable law, the Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least 20 days and the reduction is irrevocable during the period and the Board of Directors determines in good faith that such reduction would be in the best interests of the Holders, which determination shall be conclusive and set forth in a Board Resolution.

                           Whenever the Conversion  Price is reduced pursuant to
the preceding sentence, the Company shall mail to the Trustee and the Conversion Agent and each Holder at the address of such Holder as it appears in the Register a notice of the reduction at least 15 days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period during which it will be in effect.

                  (j) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this
Section 12.4(j) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article 12 shall be made by the Company in good faith and shall be made to the nearest cent or to the nearest one hundredth of a share, as applicable. No adjustment need be made for a change in the par value or no par value of the Common Stock.

                  (k) No adjustment in Conversion Price shall be required if the Fair Market Value of any assets, debt securities or rights, warrants or options to purchase the securities of the Company, including but not limited to Common Stock, in each case applicable to each share of Common Stock are distributed to the Company's stockholders and such Fair Market Value either equals or exceeds the Current Market Price or such Current Market Price exceeds the such Fair Market Price Value by an amount not exceeding $1.00; provided, however, in lieu of an adjustment to the Conversion Price, adequate provision shall be made so that each Holder shall have the right to receive upon conversion of a Security, in addition to shares of Common Stock, the kind and amount of such distribution such Holder would have received had such Holder converted such Security immediately prior to the Conversion Record Date for determining the shareholders entitled to receive the distribution.

                  (l) In any case in which this Section 12.4 provides that an adjustment shall become effective immediately after a Conversion Record Date for an event, the Company may defer until the occurrence of such event (i) issuing to the Holder of any security converted after such Conversion Record Date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 12.3.

                  (m) For purposes of this Section 12.4, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

                  (n) If the distribution date for the rights provided in the Company's rights agreement, if any, occurs prior to the date a Security is converted, the Holder of the Security who converts such Security after the distribution date is not entitled to receive the rights that would otherwise be attached (but for the date of conversion) to the shares of Common Stock received upon such conversion; provided, however, that an adjustment shall be made to the Conversion Price pursuant to clause 12.4(b) as if the rights were being distributed to the common stockholders of the Company immediately prior to such conversion. If such an adjustment is made and the rights are later redeemed, invalidated or terminated, then a corresponding reversing adjustment shall be made to the Conversion Price, on an equitable basis, to take account of such event.

                  (o) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of Capital Stock of a subsidiary of the Company, then the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the Conversion Record Date with respect to such distribution by a fraction:

                           (1) the numerator of which shall be the Current Market Price of the shares of Capital Stock of such subsidiary (as determined by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution), measured from the date of such distribution; and

                           (2) the denominator of which shall be the Current Market Price of the Company's common stock, measured from the date of such distribution.

                  SECTION 12.5. NOTICE OF ADJUSTMENTS OF CONVERSION PRICE.

                  Whenever the Conversion Price is adjusted as herein provided (other than in the case of an adjustment pursuant to the second paragraph of Section 12.4(i) for which the notice required by such paragraph has been provided), the Company shall promptly file with the Trustee and any Conversion


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

Agent other than the Trustee an Officers' Certificate setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based. Promptly after delivery of such Officers' Certificate, the Company shall prepare a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price and the date on which each adjustment becomes effective, and shall mail such notice to each Holder at the address of such Holder pursuant to Section 13.2 within 20 days prior to the effective date of such adjustment. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

                  SECTION 12.6. NOTICE PRIOR TO CERTAIN ACTIONS.

                  In case at any time after the date hereof:

                           (1) the Company shall declare a dividend (or any other distribution) on its Common Stock payable otherwise than in cash out of its capital surplus or its consolidated retained earnings;

                           (2) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of Capital Stock of any class (or of securities convertible into shares of Capital Stock of any class) or of any other rights;

                           (3) there shall occur any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, a change in par value, a change from par value to no par value or a change from no par value to par value), or any merger, consolidation, statutory share exchange or combination to which the Company is a party and for which approval of any shareholders of the Company is required, or the sale, transfer or conveyance of all or substantially all of the assets of the Company; or

                           (4) there shall occur the voluntary or involuntary dissolution, liquidation or winding up of the Company;

the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of securities pursuant to Section 9.2, and shall cause to be provided to the Trustee and all Holders in accordance with Section 13.2, at least 20 days (or 10 days in any case specified in clause (1) or (2) above) prior to the applicable record or effective date hereinafter specified, a notice stating:

                  (A) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined; or

                  (B) the date on which such reclassification, merger, consolidation, statutory share exchange, combination, sale, transfer, conveyance, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, merger, consolidation, statutory share exchange, sale, transfer, dissolution, liquidation or winding up.

                  Neither the failure to give such notice nor any defect therein shall affect the legality or validity of the proceedings or actions described in clauses (1) through (4) of this Section 12.6.

                  SECTION 12.7. COMPANY TO RESERVE COMMON STOCK.

                  The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of the Securities, the full number of shares of fully paid and nonassessable Common Stock then issuable upon the conversion of all Outstanding Securities.

                  SECTION 12.8. COMMON STOCK TO BE FULLY PAID AND NONASSESSABLE.

                  The Company covenants that all Common Stock which may be issued upon conversion of Securities will upon issue be fully paid and nonassessable and, except as provided in Section 12.9, the Company will pay all taxes, liens and charges with respect to the issue thereof.

                  SECTION 12.9. TAXES ON CONVERSIONS.

                  Except as provided in the next sentence, the Company will pay any and all taxes (other than taxes on income) and duties that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant to Article 12. A Holder delivering a Security for conversion shall be liable for and will be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless the Person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.

                  SECTION 12.10. CANCELLATION OF CONVERTED SECURITIES.

                  All Securities delivered for conversion shall be delivered to the Trustee to be canceled by or at the direction of the Trustee.



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

                  SECTION 12.11. EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE.

                  If any of following events occur:

                           (1) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), as a result of which holders of Common Stock shall be entitled to receive Capital Stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock;

                           (2) any merger, consolidation, statutory share exchange or combination of the Company with another Person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock; or

                           (3) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then (A) the Company or the successor or purchasing Person, as applicable, shall execute with the Trustee a supplemental indenture (which shall comply with this Indenture and the TIA as in force at the date of execution of such supplemental indenture if such supplemental indenture is then required to so comply) providing that such security shall be convertible into the kind and amount of shares of Capital Stock and other securities or property or assets (including cash) which such Holder would have been entitled to receive upon such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance had such Securities been converted into Common Stock immediately prior to such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance assuming such holder of Common Stock did not exercise its rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance (provided that, if the kind or amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("NON-ELECTING SHARE"), then for the purposes of this Section 12.11 the kind and amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance for each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article
12. If, in the case of any such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, the stock or other securities and assets receivable thereupon by a holder of Common Stock includes shares of stock or other securities and assets of a corporation other than the successor or purchasing Person, as applicable, in such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders as the Board of Directors shall reasonably consider necessary by reason of the foregoing, including to the extent practicable the provisions providing for the Purchase rights set forth in Article 11.

                  The Company shall cause notice of the execution of such supplemental indenture to be mailed to each Holder, at the address of such Holder as it appears on the Register, within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

                  The above provisions of this Section shall apply to successive or series of related reclassifications, mergers, consolidations, statutory share exchanges, combinations, sales and conveyances.

                  If this  Section  12.11  applies  to any event or  occurrence,
Section 12.4 shall not apply.

                  SECTION 12.12. RESPONSIBILITY OF TRUSTEE FOR CONVERSION PROVISIONS.

                  The Trustee, subject to the provisions of Section 5.1, and any Conversion Agent shall not at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or intent of any such adjustments when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee, subject to the provisions of Section 5.1, nor any Conversion Agent shall be accountable with respect to the validity or value (of the kind or amount) of any Common Stock or of any other securities or property, which may at any time be issued or delivered upon the conversion of any Security; and it or they do not make any representation with respect thereto. Neither the Trustee, subject to the provisions of Section 5.1, nor any Conversion Agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of stock or share certificates or other securities or property upon the surrender of any Security for the purpose of conversion; and the Trustee, subject to the provisions of
Section 5.1, and any Conversion Agent shall not be responsible or liable for any failure of the Company to comply with any of the covenants of the Company contained in this Article.

                                   ARTICLE 13

                     OTHER PROVISIONS OF GENERAL APPLICATION


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

                  SECTION 13.1. TRUST INDENTURE ACT CONTROLS.

                  This Indenture is subject to the provisions of the TIA which are required to be part of this Indenture, and shall, to the extent applicable, be governed by such provisions.

                  SECTION 13.2. NOTICES.

                  Any notice or communication to the Company or the Trustee is duly given if in writing (which may be by facsimile with the original to follow) and delivered in person or mailed by first-class mail to the address set forth below:

                  (a) if to the Company:

                  Alloy, Inc.
                  151 West 26th Street, 11th Floor
                  New York, NY  10001
                  Telecopy: (212) 244-4311
                  Attention:  Chief Executive Officer


                  With copies to:

                  Alloy, Inc.
                  151 West 26th Street, 11th Floor
                  New York, NY  10001
                  Telecopy: (212) 244-4311
                  Attention:  General Counsel

                  and

                  Katten Muchin Zavis & Rosenman
                  1025 Thomas Jefferson St., N.W.
                  East Lobby, Suite 700
                  Washington, District of Columbia
                  20007-5201
                  Telecopy:  (202) 339-6058
                  Attention:  Richard Graf

                  (b) if to the Trustee:

                  Deutsche Bank Trust Company Americas
                  Corporate Trust & Agency Services
                  60 Wall Street
                  27th Floor - Mail Stop NYC60-2710
                  New York, NY  10005

                  The  Company  or  the  Trustee  by  notice  to the  other  may
designate   additional  or  different   addresses  for  subsequent   notices  or
communications.

                  Any notice or communication to a Holder shall be mailed by first class mail to his address shown on the Register kept by the Registrar. Failure to mail a notice or communication to a Holder or any defect in such notice or communication shall not affect its sufficiency with respect to other Holders. If the company mails a notice or communication to Holders, it shall mail a copy to the Trustee at the same time

                  If a notice or communication is mailed or sent in the manner provided above within the time prescribed it is duly given as of the date it is mailed, whether or not the addressee receives it, except that notice to the Trustee shall only be effective upon receipt thereof by the Trustee.

                  SECTION 13.3. COMMUNICATION BY HOLDERS WITH OTHER HOLDERS.

                  Holders may communicate pursuant to Section 312(b) of the TIA with other Holders with respect to their rights under the Securities or this Indenture. The Company, the Trustee, the Registrar and anyone else shall have the protection of Section 312(c) of the TIA.

                  SECTION 13.4. ACTS OF HOLDERS OF SECURITIES.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of Securities may be embodied in and evidenced by:

                           (1) one or more instruments of substantially similar tenor signed by such Holders in person or by agent or proxy duly appointed in writing;

                           (2) the record of Holders of Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities duly called and held in accordance with the provisions of Article 8; or

                           (3) a combination of such instruments and any such record.

                  Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders of Securities signing such instrument or instruments and so voting at such meeting. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to

Section 5.1) conclusive in favor of the Trustee and the Company if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 8.6.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee reasonably deems sufficient.

                  (c) The principal amount and serial numbers of Securities held by any Person, and the date of such Person holding the same, shall be proved by the Register.

                  (d) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of the Holders of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  SECTION 13.5. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an Officer of the Company may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless such officer knows, or in the exercise of reasonable care should know, that the Opinion of Counsel with respect to the matters upon which such certificate or opinion is based is erroneous. Any such Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such Counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  SECTION 13.6. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

                  Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                           (1) a statement that each individual signing such certificate or opinion on behalf of the Company, has read such covenant or condition and the definitions herein relating thereto;

                           (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                           (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                           (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  SECTION 13.7. EFFECT OF HEADINGS AND TABLE OF CONTENTS.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 13.8. SUCCESSORS AND ASSIGNS.

                  All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

                  SECTION 13.9. SEPARABILITY CLAUSE.

                  In case any provision in this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 13.10. BENEFITS OF INDENTURE.

                  Nothing contained in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or legal or equitable right, remedy or claim under this Indenture.

                  SECTION 13.11. GOVERNING LAW.

                  THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 13.12. COUNTERPARTS.

                  This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original but all such counterparts shall together constitute but one and the same instrument.

                  SECTION 13.13. LEGAL HOLIDAYS.

                  In any case where any Interest Payment Date, Redemption Date, Repurchase Date or Stated Maturity of any Security or the last day on which a Holder of a Security has a right to convert such Security shall not be a Business Day at any Place of Payment or Place of Conversion, then (notwithstanding any other provision of this Indenture or of the Securities) payment of Principal on or Interest on or conversion of the Securities, need not be made at such Place of Payment or Place of Conversion on such day, but may be made on the next succeeding Business Day at such Place of Payment or Place of Conversion with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repurchase Date or at the Stated Maturity or on such last day for conversion; provided, however, that in the case that payment is made on such succeeding Business Day, no Interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repurchase Date or Stated Maturity, as applicable.

                  SECTION 13.14. RECOURSE AGAINST OTHERS.

                  No recourse for the payment of the Principal of or Interest on any Securities, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director or manager, as such, past, present or future, of the Company of any successor entity to the Company, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance thereof and as part of the consideration for the issue thereof, expressly waived and released.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.

                                   ALLOY, INC.


                                   By: /s/ Gina R. DiGioia
                                      ------------------------------------------
                                      Name:  Gina R. DiGioia
                                      Title: Vice President and General Counsel


                                   DEUTSCHE BANK TRUST COMPANY
                                   AMERICAS,  AS  TRUSTEE  AND
                                   NOT   IN   ITS   INDIVIDUAL
                                   CAPACITY.


                                   By: /s/ Irina Golovashchuk
                                      ------------------------------------------
                                      Name:  Irina Golovashchuk
                                      Title: Associate

                                    EXHIBIT A

                                               [FORM OF FACE OF GLOBAL SECURITY]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS TO NOMINEES OF THE DEPOSITORY TRUST COMPANY, OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

         THE SECURITY EVIDENCED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER:

         (1) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER; AND

         (2) AGREES THAT IT WILL DELIVER TO THE ISSUER HEREOF, AT LEAST 3 BUSINESS DAYS PRIOR TO ANY INTENDED TRANSFER PURSUANT TO THE PROVISIONS OF CLAUSE 1(D) ABOVE, A WRITTEN NOTICE OF SUCH HOLDER'S INTENTION TO

         EFFECT SUCH A TRANSFER, WHICH NOTICE SHALL REMAIN EFFECTIVE FOR 5 BUSINESS DAYS AFTER SUCH DELIVERY; AND

         (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 1(D) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

         IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH SECURITY (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 1(D) ABOVE), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE). IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE 1(B) OR 1(C) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

         THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE SECURITY EVIDENCED HEREBY PURSUANT TO CLAUSE 1(D) ABOVE OR THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY.

                                   ALLOY, INC.

                  5.375% CONVERTIBLE SENIOR DEBENTURE DUE 2023

CUSIP NO. 019855 AA 3

No._____________                                           $_________________

                  ALLOY, INC., a Delaware corporation (including any successor corporation under the Indenture hereinafter referred to, the "COMPANY"), for value received, hereby promises to pay to _______________, or its registered assigns, the principal sum of _____________ U.S. Dollars ($_______________) on August 1, 2023.

                  Interest Payment Dates: February 1 and August 1, commencing February 1, 2004.

                  Regular Record Dates: January 15 and July 15.

                  Reference is hereby made to the further provisions of this Security set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  IN WITNESS WHEREOF, the Company has caused this Security to be duly executed manually or by facsimile by its duly authorized officers.

                                  ALLOY, INC.

                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:



                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:

Dated:

Trustee's Certificate of Authentication

This is one of the 5.375% Convertible Senior Debentures due 2023 described in the within-named Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee



By:  _____________________________
        Authorized Signatory

Dated:   _____________,

                      [FORM OF REVERSE OF GLOBAL SECURITY]

                    5.375% Convertible Senior Notes due 2023


                  This Security is one of a duly authorized issue of the 5.375% Convertible Senior Notes due 2023 (the "Securities") of Alloy, Inc.., a Delaware corporation (including any successor corporation under the Indenture hereinafter referred to, the "Company"), issued under an Indenture, dated as of July 23, 2003 (the "Indenture"), between the Company and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"). The terms of the Security include those stated in the Indenture, those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended ("TIA"), and those set forth in this Security. This Security is subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Security and the terms of the Indenture, the terms of the Indenture shall control. Capitalized terms used but not defined herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1. Interest

                  The Company promises to pay Interest on the principal amount of the Securities at the interest rate of 5.375% (the "Interest Rate") from the date of issuance until repayment in full at August 1, 2023, or until an earlier conversion, redemption or repurchase. The Company will pay Interest on this Security semi-annually in arrears on February and July of each year (each, an "interest payment date"), commencing February 1, 2004.


                  The Securities shall bear interest from July 23, 2003 until the principal amount thereof is paid or made available for payment, or until such date on which the Securities are converted, redeemed or purchased as provided herein at a rate of 5.375% per annum.

                  Interest on the Securities shall be computed (i) for any full semi-annual period for which a particular Interest Rate is applicable, on the basis of a 360-day year of twelve 30-day months and (ii) for any period for which a particular Interest Rate is applicable for less than a full semiannual period for which Interest is calculated, on the basis of a 30-day month and, for such periods of less than a month, the actual number of days elapsed over a 30-day month.
                  If this Security is redeemed or repurchased by the Company on a date that is after the record date and prior to the corresponding interest payment date, interest accrued and unpaid hereon to but not including the applicable Redemption Date or Change of Control Purchase Date, as the case may be, will be paid to the same Holder to whom the Company pays the principal of this Security.

                  Interest on Securities converted after a record date but prior to the corresponding interest payment date will be paid to the Holder of the Securities on the record date but, upon conversion, the Holder must pay the Company the interest which has accrued and will be paid on such interest payment date; provided, that no such payment need be made with respect to Securities which will be redeemed by the Company after a record date and prior to the third Business Day after the corresponding interest payment date.

                  If the principal amount hereof or any portion of such principal amount or any interest on any Security is not paid when due (whether upon acceleration pursuant to Section 4.8 of the Indenture, upon the date set for payment of the Redemption Price pursuant to Section 10 hereof or the Repurchase Price pursuant to Section 11 hereof or upon the Stated Maturity of this Security), then in each such case the overdue amount shall, to the extent permitted by law, bear interest at the Interest Rate, compounded semi-annually, which interest shall accrue from the date on which such overdue amount was originally due to the date of payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable on demand.

2. Method of Payment.

                  Except as provided below, interest will be paid (i) on the Global Securities to The Depository Trust Company ("DTC") or its nominee in immediately available funds, (ii) on any definitive Securities having an aggregate principal amount of $5,000,000 or less, by check mailed to the Holders of such Securities; and (iii) on any definitive Securities having an aggregate principal amount of more than $5,000,000, by wire transfer in immediately available funds at the election of the Holders of such Securities.

                  At Stated Maturity the Company will pay interest on definitive Securities at the Company's office or agency in New York City, which initially will be the Corporate Trust Office of the Trustee in New York City.

                  Principal on Global Securities will be paid to DTC or its nominee in immediately available funds. Principal on definitive Securities will be payable, upon Stated Maturity or when due, at the office or agency of the Company in New York City, maintained for such purpose, initially the Corporate Trust Office of the Trustee in New York City.

                  Subject to the terms and conditions of the Indenture, the Company will make payments in cash in respect of Redemption Prices, Repurchase Prices and at Stated Maturity to Holders who surrender Securities to a Paying Agent to collect such payments in respect of the Securities. The Company will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may make such cash payments by check payable in such money.

3. Paying Agent, Conversion Agent and Registrar.

                  Initially, Deutsche Bank Trust Company Americas (the "Trustee") will act as Paying Agent, Conversion Agent and Registrar. The Company may appoint and change any Paying Agent, Conversion Agent or Registrar without notice, other than notice to the Trustee; provided that the Company will maintain at least one Paying Agent in the State of New York, City of New York, Borough of Manhattan, which shall initially be an office or agency of the Trustee. The Company or any of its Subsidiaries or any of their Affiliates may act as Paying Agent, Conversion Agent or Registrar.

4. Indenture.

                  The Securities are senior unsecured obligations of the Company limited to $65,000,000 ($78,000,000 if the Initial Purchasers' over-allotment option is exercised in full pursuant to the Purchase Agreement) in aggregate principal amount. The Indenture does not limit other indebtedness of the Company, secured or unsecured.

5. Redemption at the Option of the Company.

                  No sinking fund is provided for the Securities. The Securities are not redeemable by the Company prior to August 1, 2008. At any time on or after August 1, 2008, except for Securities that it is required to purchase pursuant to Section 11.1 of the Indenture or required to convert pursuant to
Section 12.1 of the Indenture, the Company may, at its option, redeem this Security in whole at any time or in part from time to time, on any date prior to the Stated Maturity of the Security, upon notice as set forth in Section 10.4 of the Indenture, at the Redemption Price (expressed in percentages of the principal amount) set forth below if, but only if, redeemed on a Redemption Date occurring each August 1 during the 12-month period beginning on the years indicated:

------------------------------------------------------- -----------------
                                                           Redemption
         During the Twelve Months Commencing                 Price
------------------------------------------------------- -----------------
2008................................................        103.000%
------------------------------------------------------- -----------------
2009................................................        102.000%
------------------------------------------------------- -----------------
2010................................................        101.000%
------------------------------------------------------- -----------------
2011 and thereafter.................................        100.000%
------------------------------------------------------- -----------------

                  If the Company exercises its option to redeem this Security pursuant, a Holder may nevertheless exercise its right to have this Security purchased pursuant to Section 11.1 of the Indenture, if applicable, and to convert such Securities pursuant to Article 12 of the Indenture, in each case, until the close of business two Business Days immediately preceding the Redemption Date.

                  The Company shall pay any Interest to the Holder of this Security if called for redemption (including if it is converted into Common Stock after the date the notice of the redemption is mailed and prior to the Redemption Date) accrued but not paid to, but excluding, the Redemption Date pursuant to Section 1 of the this Security; provided, however, that if the Redemption Date is an Interest Payment Date, the Company shall pay the Interest to the Holder of the Security at the close of business on such Interest Payment Date. If the Security is redeemed, then on and after the Redemption Date, Interest shall cease to accrue on Securities or portions of Securities called for redemption, unless the Company defaults in the payment of the Redemption Price.

                  Securities in original denominations larger than $1,000 may be redeemed in part. If any Security selected for partial redemption is converted or elected to be purchased in part before termination of the conversion right with respect to the portion of the Security so selected, the converted or purchased portion of such Security shall be deemed to be the portion selected for redemption (provided, however, that the Holder of such Security so converted or purchased and deemed redeemed shall not be entitled to any additional interest payment as a result of such deemed redemption than such Holder would have otherwise been entitled to receive upon conversion or purchase of such Security). Securities which have been converted or purchased during a selection of Securities to be redeemed may be treated by the Trustee as outstanding for the purpose of such selection.

                  The Company is required to furnish the notice of redemption to the Holders as provided in the Indenture.

6. Purchase Right Upon a Specific Date or Repurchase Event.

                  If a Repurchase Event occurs, this Security, at the Holder's option, shall have the right, subject to the conditions and in accordance with the provisions of the Indenture, to require the Company to purchase this Security (or any portion of the principal amount hereof that is at least $1,000 or an integral multiple thereof, provided that the portion of the principal amount of this Security to be outstanding after such purchase is at least equal to $1,000 or an integral multiple thereof) at the Repurchase Price, plus any accrued and unpaid Interest to, but excluding, the Repurchase Date; provided, however, that (i) installments of Interest on this Security if its Stated Maturity is prior to or on the Repurchase Event Purchase Date shall be payable to the Holders of this Security, registered as such on the relevant Regular Record Date according to their terms and the provisions of Section 1 of this Security.

7. Notice of Redemption.

                  Notice of redemption pursuant to Section 5 of this Security will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at the Holder's registered address. If money sufficient to pay the Redemption Price of all Securities (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent prior to or on the Redemption Date, immediately after such Redemption Date interest ceases to accrue on such Securities or portions thereof.

8. Conversion.

                  Subject to and in compliance with the provisions of the Indenture, a Holder is entitled, at such Holder's option, to convert the Holder's Security (or any portion of the principal amount thereof that is $1,000 or an integral multiple $1,000), into fully paid and nonassessable shares of Common Stock at the Conversion Price in effect at the time of conversion.

                  A Security in respect of which a Holder has delivered a Repurchase Election Form, exercising the option of such Holder to require the Company to purchase such Security, may be converted only if such Repurchase Election Form is withdrawn in accordance with the terms of the Indenture.

                  The initial Conversion Price is $8.375, subject to adjustment in certain events described in the Indenture. A Holder that surrenders Securities for conversion will receive cash or a check in lieu of any fractional share of Common Stock.

                  To surrender a Security for conversion, a Holder must (1) complete and manually sign the conversion notice below (or complete and manually sign a facsimile of such notice) and deliver such notice to the Conversion Agent, (2) surrender the Security to the Conversion Agent, (3) furnish appropriate endorsements and transfer documents and (4) pay any transfer or similar tax, if required by the Indenture.

                  No fractional shares of Common Stock shall be issued upon conversion of any Security. Instead of any fractional share of Common Stock that would otherwise be issued upon conversion of such Security, the Company shall pay a cash adjustment as provided in the Indenture.

                  If the Company (i) is a party to a consolidation, merger or binding share exchange, (ii) reclassifies the Common Stock or (iii) conveys, transfers or leases its properties and assets substantially as an entirety to any Person, the right to convert a Security into shares of Common Stock may be changed into a right to convert it into securities, cash or other assets of the Company or such other Person, in each case in accordance with the Indenture.

9. Denominations; Transfer; Exchange.

                  The Securities are in fully registered form, without coupons, in denominations of $1,000 of principal amount and integral multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities in respect of which a Repurchase Election Form has been given and not withdrawn (except, in the case of a Security to be purchased in part, the portion of the Security not to be purchased) or any Securities for a period of 15 days before the mailing of a notice of redemption of Securities to be redeemed.

10. Persons Deemed Owners.

                  The registered Holder of this Security as shown on the Register may be treated as the owner of this Security for all purposes.

11. Unclaimed Money or Securities.

                  The Trustee and the Paying Agent shall return to the Company upon written request any money held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years, subject to applicable unclaimed property law. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person.

12. Amendment; Waiver.

                  Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended (a) with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities or (b) by the adoption of a resolution, at a meeting of Holders of the Securities at the time outstanding at which a quorum is present, by the Holders of at least a majority of the aggregate principal amount of the Securities at the time outstanding represented at such meeting, and (ii) certain Defaults may be waived (a) with the written consent of the Holders of a majority in aggregate principal amount of the outstanding Securities or (b) by the adoption of a resolution, at a meeting of Holders of the Securities at the time outstanding at which a quorum is present, by the Holders of at least a majority of the aggregate principal amount of the Securities at the time outstanding represented at such meeting. The Indenture and the Securities may also be amended by the Company and the Trustee, without the consent of any Holder, in certain circumstances set forth in the Indenture; provided, that certain provisions of the Indenture and the Securities may not be amended without the consent of each affected Holder.

13. Defaults and Remedies.

                  If any Event of Default with respect to Securities shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

14. Trustee Dealings with the Company.

                  Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

15. No Recourse Against Others.

                  A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

16. Authentication.

                  This Security shall not be valid until an authorized signatory of the Trustee manually signs the Trustee's Certificate of Authentication on the other side of this Security.

17. Abbreviations.

                  Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

18. GOVERNING LAW.

                  THIS SECURITY AND THE INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture which has in it the text of this Security in larger type. Requests may be made to:

                  Alloy, Inc.
                  151 West 26th Street, 11th Floor
                  New York, NY  10001
                  Telecopy:  (212) 244-4311
                  Attention:  General Counsel

19. Registration Rights.

                  The Holders of the Securities are entitled to the benefits of a Resale Registration Rights Agreement, dated as of July 23, 2003, between the Company, Lehman Brothers Inc., CIBC World Markets Corp., JP Morgan Securities, Inc. and SG Cowen Securities Corporation including the receipt of Additional Amounts (as defined in such agreement) upon a registration default (as defined in such agreement).

                  SCHEDULE OF INCREASES AND DECREASES OF GLOBAL SECURITY


    Initial Principal Amount of Global Security: ____________ ($___________).

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Date                      Amount of Increase     Amount of Decrease in   Principal Amount of    Notation by
                          in Principal Amount    Principal Amount of     Global Security        Registrar or
                          of Global Security     Global Security         After Increase or      Security Custodian
                                                                         Decrease
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

                                 ASSIGNMENT FORM

         To assign this Security, fill in the form below and have your signature guaranteed:

         (I) or (we) assign and transfer this Security to:

             (Insert assignee's social security or tax I.D. number)

              (Print or type assignee's name, address and zip code)

and irrevocably appoint ____________ to transfer this Security on the books of the Company. The agent may substitute another to act for him.

        Your Name:
                   -------------------------------------------------------------
            (Print your name exactly as it appears on the face of this Security)

        Dated:
               -----------------------------------------------------------------

   Your Signature:
                   -------------------------------------------------------------
                (Sign exactly as your name appears on the face of this Security)

   Signature Guarantee*:
                         -------------------------------------------------------







--------
* Participant in a recognized Signature Guarantee Medallion Program (or other Signature guarantor acceptable to the Trustee). * Participant in a recognized Signature Guarantee Medallion Program (or other Signature guarantor acceptable to the Trustee).

                                CONVERSION NOTICE

TO:      Alloy, Inc.
         151 West 26th Street, 11th Floor
         New York, NY  10001
         Telecopy:  (212) 244-4311
         Attention:  General Counsel



                  The undersigned registered owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion hereof (which is $1,000 principal amount or an integral multiple thereof) below designated, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Securities representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Security not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. To the extent provided in the Indenture, any amount required to be paid to the undersigned on account of Interest, accompanies this Security.


         Your Name:
                     -------------------------------------------------------------------------------------
                           (Print your name exactly as it appears on the face of this Security)

         Dated:
                ------------------------------------------------------------------------------------------

         Your Signature: ____________________________________________________
                           (Sign exactly as your name appears on the face of this Security)

         Social Security or other Taxpayer Identification Number:
                                                                  ----------------------------------------

         Principal amount to be converted (if less than all): $

         Signature Guarantee*?:
                                --------------------------------------------------------------------------

         Fill in for registration of shares (if to be issued) and Securities (if to be delivered) other than to and in the name of the registered holder:


--------------------------------------------------------------------------------
                                     (Name)

--------------------------------------------------------------------------------
                                (Street Address)

--------------------------------------------------------------------------------
                           (City, State and Zip Code)

* Participant in a recognized Signature Guarantee Medallion Program (or other Signature guarantor acceptable to the Trustee).

                                                                       EXHIBIT B

                     [FORM OF FACE OF CERTIFICATED SECURITY]



         THE SECURITY EVIDENCED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER:

         (1) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER;

         (2) AGREES THAT IT WILL DELIVER TO THE ISSUER HEREOF, AT LEAST 3 BUSINESS DAYS PRIOR TO ANY INTENDED TRANSFER PURSUANT TO THE PROVISIONS OF CLAUSE 1(D) ABOVE, A WRITTEN NOTICE OF SUCH HOLDER'S INTENTION TO EFFECT SUCH A TRANSFER, WHICH NOTICE SHALL REMAIN EFFECTIVE FOR 5 BUSINESS DAYS AFTER SUCH DELIVERY; AND

         (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 1(D) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

         IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH SECURITY (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 1(D) ABOVE), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE). IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE 1(B) OR 1(C) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR

         THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

         THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE SECURITY EVIDENCED HEREBY PURSUANT TO CLAUSE 1(D) ABOVE OR THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY.

                                   ALLOY, INC.

                  5.375% CONVERTIBLE SENIOR DEBENTURE DUE 2023



No.: _________                                     CUSIP:
Issue Date: _____, 2003                            Principal Amount:  $_________



         ALLOY, INC., a Delaware corporation (including any successor corporation under the Indenture hereinafter referred to, the "COMPANY"), for value received, hereby promises to pay to _______________, or its registered assigns, the principal sum of _____________ U.S. Dollars ($_______________) on August 1, 2023.

         Interest Payment Dates: February 1 and August 1, commencing February 1, 2004.

         Regular Record Dates: January 15 and July 15.

         Reference is hereby made to the further provisions of this Security set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  IN WITNESS WHEREOF, the Company has caused this Security to be duly executed manually or by facsimile by its duly authorized officers.

                                   ALLOY, INC.

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

Dated: [         ], 2003

Trustee's Certificate of Authentication

This is one of the 5.375% Convertible Senior Debentures due 2023 described in the within-named Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee



By:  _____________________________
        Authorized Signatory

Dated:   _____________, 2003

[FORM OF REVERSE OF CERTIFICATED SECURITY IS IDENTICAL TO EXHIBIT A]

                                                                       EXHIBIT C

                  5.375% Convertible Senior Debentures due 2023

                              TRANSFER CERTIFICATE

         In connection with any transfer of any of the Securities or beneficial interest in a Global Security that is a Restricted Security within the period prior to the expiration of the holding period applicable to the sales thereof under Rule 144(k) under the Securities Act of 1933, as amended (the "Securities Act") (or any successor provision), the undersigned registered owner or beneficial owner of this Security hereby certifies with respect to $____________ principal amount of the above-captioned Securities (the "Surrendered Securities") presented or surrendered on the date hereof for registration of transfer, or for exchange or conversion where the securities issuable upon such exchange or conversion are to be registered in a name other than that of the undersigned registered or beneficial owner (each such transaction being a "transfer"), that such transfer complies with the restrictive legend set forth on the face of the Surrendered Securities for the reason checked below:

                           [_] A transfer of the Surrendered Securities is made to the Company or any subsidiaries; or

                           [_] The transfer of the Surrendered Securities is made to a Qualified Institutional Buyer in compliance with Rule 144A under the Securities Act; or

                           [_] A transfer of the Surrendered Securities pursuant to an exemption from registration under Rule 144A under the Securities Act;

                           and unless the box below is checked,  the undersigned
                  confirms that, to the undersigned's knowledge, such Securities are not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act (an "Affiliate").

                                            [_] The  transferee  is an Affiliate
of the Company.

                  DATE:__________________________________
                                  Signature(s)

                           (If   the   registered   owner   is  a   corporation,
                  partnership or fiduciary, the title of the person signing on behalf of such registered owner must be stated.)

                  Signature Guaranteed*

                  --------------------------------
                  *Participant in a recognized Signature
                  Guarantee Medallion Program (or other Signature guarantor acceptable to the Trustee).

                                CONVERSION NOTICE

TO:      Alloy, Inc.
         151 West 26th Street, 11th Floor
         New York, NY  10001
         Telecopy:  (212) 244-4311
         Attention:  General Counsel


                  The undersigned registered owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion hereof (which is $1,000 principal amount or an integral multiple thereof) below designated, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Securities representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Security not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. To the extent provided in the Indenture, any amount required to be paid to the undersigned on account of Interest, accompanies this Security.



         Your Name:
                     -------------------------------------------------------------------------------------
                           (Print your name exactly as it appears on the face of this Security)

         Dated:
                ------------------------------------------------------------------------------------------

         Your Signature: ____________________________________________________
                           (Sign exactly as your name appears on the face of this Security)

         Social Security or other Taxpayer Identification Number:
                                                                  ----------------------------------------

         Principal amount to be converted (if less than all): $

         Signature Guarantee*?:
                                --------------------------------------------------------------------------

         Fill in for registration of shares (if to be issued) and Securities (if to be delivered) other than to and in the name of the registered holder:


--------------------------------------------------------------------------------
                                     (Name)

--------------------------------------------------------------------------------
                                (Street Address)

--------------------------------------------------------------------------------
                           (City, State and Zip Code)

* Participant in a recognized Signature Guarantee Medallion Program (or other Signature guarantor acceptable to the Trustee).

                            REPURCHASE ELECTION FORM

TO:      Alloy, Inc.
         151 West 26th Street, 11th Floor
         New York, NY  10001
         Telecopy:  (212) 244-4311
         Attention:  General Counsel

                  The undersigned registered owner of this Security hereby irrevocably acknowledges receipt of a notice from Alloy, Inc. (the "COMPANY") as to the occurrence of a Repurchase Event with respect to the Company and requests and instructs the Company to repay the entire principal amount of this Security, or the portion thereof (which is $1,000 principal amount or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Security, together with Interest accrued and unpaid to, but excluding, such date, to the registered holder hereof.



         Your Name:
                     -------------------------------------------------------------------------------------
                           (Print your name exactly as it appears on the face of this Security)

         Dated:
                ------------------------------------------------------------------------------------------

         Your Signature: ____________________________________________________
                           (Sign exactly as your name appears on the face of this Security)

         Social Security or other Taxpayer Identification Number:
                                                                  ----------------------------------------

         Principal amount to be repurchased (if less than all): $

         Signature Guarantee*?:
                                --------------------------------------------------------------------------






                                       A-5